                                                                  CONFORMED COPY
                                                                  --------------
                                                                           10.14



                   $1,250,000,000 REVOLVING CREDIT AGREEMENT


                                  DATED AS OF

                               JANUARY 19, 1996


                                     AMONG


                    INTERNATIONAL LEASE FINANCE CORPORATION


                           UNION BANK OF SWITZERLAND
                              LOS ANGELES BRANCH


                                      AND


                      THE OTHER BANKS (AS DEFINED HEREIN)

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
SECTION 1.  CERTAIN DEFINITIONS...................................   1
     Section 1.1.   Terms Generally...............................   1
     Section 1.2.   Specific Terms................................   2

SECTION 2.  BID LOANS AND BID NOTES...............................  15
     Section 2.1.   Making of Bid Loans...........................  15
     Section 2.2.   Procedure for Bid Loans.......................  15
     Section 2.3.   Funding of Bid Loans..........................  18
     Section 2.4.   Bid Notes.....................................  18

SECTION 3.  COMMITTED LOANS AND NOTES.............................  19
     Section 3.1.   Agreement to Make Committed Loans.............  19
     Section 3.2.   Procedure for Committed Loans.................  19
     Section 3.3.   Maturity of Committed Loans...................  21
     Section 3.4.   Committed Notes...............................  21

SECTION 4.  INTEREST AND FEES.....................................  21
     Section 4.1.   Interest Rates................................  21
     Section 4.2.   Interest Payment Dates........................  22
     Section 4.3.   Setting and Notice of Committed Loan Rates....  22
     Section 4.4.   Facility Fee..................................  23
     Section 4.5.   Agent's Fees..................................  24
     Section 4.6.   Utilization Fee...............................  24
     Section 4.7.   Computation of Interest and Fees..............  24

SECTION 5.  REDUCTION OR TERMINATION OF THE
            COMMITMENTS; PREPAYMENTS..............................  24
     Section 5.1.   Voluntary Termination or Reduction
                    of the Commitments............................  24
     Section 5.2.   Voluntary Prepayments.........................  25

SECTION 6.  MAKING AND PRORATION OF PAYMENTS; SET-OFF;
            TAXES.................................................  25
     Section 6.1.   Making of Payments............................  25
     Section 6.2.   Pro Rata Treatment; Sharing...................  26
     Section 6.3.   Set-off.......................................  27
     Section 6.4.   Taxes, etc....................................  27

SECTION 7.  INCREASED COSTS AND SPECIAL PROVISIONS FOR
            ABSOLUTE RATE LOANS, LIBOR RATE LOANS AND
            CD RATE LOANS.........................................  29
     Section 7.1.   Increased Costs...............................  29
     Section 7.2.   Basis for Determining Interest Rate
                    Inadequate or Unfair..........................  30
     Section 7.3.   Changes in Law Rendering Certain
                    Loans Unlawful................................  31
     Section 7.4.   Funding Losses................................  32

     Section 7.5.   Discretion of Banks as to Manner of Funding...  32
     Section 7.6.   Conclusiveness of Statements;
                    Survival of Provisions........................  32

SECTION 8.  REPRESENTATIONS AND WARRANTIES........................  33
     Section 8.1.   Organization, etc.............................  33
     Section 8.2.   Authorization; Consents; No Conflict..........  33
     Section 8.3.   Validity and Binding Nature...................  34
     Section 8.4.   Financial Statements..........................  34
     Section 8.5.   Litigation and Contingent Liabilities.........  34
     Section 8.6.   Employee Benefit Plans........................  34
     Section 8.7.   Investment Company Act........................  35
     Section 8.8.   Public Utility Holding Company Act............  35
     Section 8.9.   Regulation U..................................  35
     Section 8.10.  Information...................................  35
     Section 8.11.  Compliance with Applicable Laws, etc..........  36
     Section 8.12.  Insurance.....................................  36
     Section 8.13.  Taxes.........................................  36
     Section 8.14.  Use of Proceeds...............................  37
     Section 8.15.  Pari Passu....................................  37
     Section 8.16.  Ownership and Liens...........................  37

SECTION 9.  COVENANTS.............................................  37
     Section 9.1.   Reports, Certificates and Other Information...  37
     Section 9.2.   Existence.....................................  39
     Section 9.3.   Nature of Business............................  40
     Section 9.4.   Books, Records and Access.....................  40
     Section 9.5.   Insurance.....................................  40
     Section 9.6.   Repair........................................  40
     Section 9.7.   Taxes.........................................  40
     Section 9.8.   Compliance....................................  41
     Section 9.9.   Merger, Purchase and Sale.....................  41
     Section 9.10.  Consolidated Indebtedness to Consolidated
                    Tangible Net Worth Ratio......................  42
     Section 9.11.  Fixed Charge Coverage Ratio...................  42
     Section 9.12.  Consolidated Tangible Net Worth...............  42
     Section 9.13.  Restricted Payments...........................  42
     Section 9.14.  Liens.........................................  43
     Section 9.15.  Leases........................................  45
     Section 9.16.  Use of Proceeds...............................  46
     Section 9.17.  Transactions with Related Parties.............  46
     Section 9.18.  Securitization................................  46

SECTION 10. CONDITIONS TO LENDING.................................  46

     Section 10.1.  Conditions Precedent to All Loans.............  46
     Section 10.2.  Conditions to the Availability of
                    the Commitments...............................  47

SECTION 11. EVENTS OF DEFAULT AND THEIR EFFECT....................  49
     Section 11.1.  Events of Default.............................  49
     Section 11.2.  Effect of Event of Default....................  51

SECTION 12. THE AGENT.............................................  52
     Section 12.1.  Authorization.................................  52
     Section 12.2.  Indemnification...............................  52
     Section 12.3.  Action on Instructions of the Required Banks..  53
     Section 12.4.  Payments......................................  53
     Section 12.5.  Exculpation...................................  55
     Section 12.6.  Credit Investigation..........................  55
     Section 12.7.  UBS and Affiliates............................  56
     Section 12.8.  Resignation...................................  56

SECTION 13. GENERAL                                                 56
     Section 13.1.  Waiver; Amendments............................  56
     Section 13.2.  Notices.......................................  57
     Section 13.3.  Computations..................................  58
     Section 13.4.  Assignments; Participations...................  58
     Section 13.5.  Costs, Expenses and Taxes.....................  61
     Section 13.6.  Indemnification...............................  62
     Section 13.7.  Regulation U..................................  62
     Section 13.8.  Extension of Termination Dates;
                    Removal of Banks; Substitution of Banks.......  63
     Section 13.9.  Captions......................................  65
     Section 13.10. Governing Law; Severability...................  65
     Section 13.11. Counterparts; Effectiveness...................  65
     Section 13.12. Further Assurances............................  66
     Section 13.13. Successors and Assigns........................  66
     Section 13.14. Waiver of Jury Trial..........................  66

                            SCHEDULES AND EXHIBITS

Schedule I          Schedule of Banks (Sections 1.2 and 13.8)

Schedule II         Fees and Margins (Sections 1.2, 4.4 and 4.6)

Exhibit A           Form of Notice of Competitive Bid Borrowing (Sections 1.2
                    and 2.2)

Exhibit B           Form of Bid (Sections 1.2 and 2.2)

Exhibit C           Form of Committed Loan Request (Section 3.2)

Exhibit D           Form of Bid Note (Section 1.2)

Exhibit E           Form of Committed Note (Section 1.2)

Exhibit F           Fixed Charge Coverage Ratio (Sections 1.2 and 9.11)

Exhibit G           Form of Opinion of O'Melveny & Myers, Counsel for the
                    Company (Section 10.2.5)

Exhibit H           Form of Opinion of the General Counsel of the Company
                    (Section 10.2.5)

Exhibit I           Form of Assignment and Assumption Agreement (Section 13.4.1)

Exhibit J           Form of Request For Extension of Termination Date (Section
                    13.8)

                          REVOLVING CREDIT AGREEMENT
                          --------------------------

          REVOLVING CREDIT AGREEMENT (this "Agreement"), dated as of January 19, 1996, among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (herein called the "Company"), the financial institutions listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually each called a "Bank") and UNION BANK OF SWITZERLAND, acting through its Los Angeles Branch (herein, in its individual capacity, together with its successors and assigns, called "UBS"), as agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company has requested the Banks to lend up to $1,250,000,000 to the Company on a revolving basis to enable the Company to support its commercial paper program and for other general corporate purposes;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


          SECTION 1.  CERTAIN DEFINITIONS.

          Section 1.1.  Terms Generally.  The definitions ascribed to terms in
                        ---------------
this Section 1 and elsewhere in this Agreement shall apply equally to both the
     ---------
singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereby", "herein", "hereof", "hereunder" and words of similar import refer to this Agreement as a whole (including any exhibits and schedules hereto) and not merely to the specific section, paragraph or clause in which such word appears. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of and Exhibits and Schedules to this Agreement unless the context shall otherwise require.

          Section 1.2.  Specific Terms.  When used herein, the following terms
                        --------------
shall have the following meanings:

          Absolute Rate means a rate of interest per annum, expressed as a
          -------------
percentage to four decimal places and set forth in a Bid for a particular Bid Loan amount and a particular Loan Period.

          Absolute Rate Loan means any Loan which bears interest at an Absolute
          ------------------
Rate.

          Affiliate means, with respect to any Person, any other Person directly
          ---------
or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of stock, by contract or otherwise.

          Agent - see Preamble.
          -----       --------

          Aggregate Commitment means $1,250,000,000, as reduced by any reduction
          --------------------
in the Commitments made from time to time pursuant to Section 5.1 or 13.8.
                                                      -----------    ----

          Agreement - see Preamble.
          ---------       --------

          AIG means American International Group, Inc.
          ---

          Assessment Rate means, at any time, the then current rate as
          ---------------
determined by the Agent after consultation with the Reference Banks, for the lowest annual assessment payable by banks to the FDIC (or any successor) for the FDIC's or such successor's insuring dollar deposits in the United States and, when used with respect to a Loan Period for a CD Rate Loan, shall mean such rate as in effect from time to time during such Loan Period.

          Assignee - see Section 13.4.1.
          --------       --------------

          Authorized Officer of the Company means any of the Chairman of the
          ------------------
Board, the President, the Executive Vice President and Chief Financial Officer, the Treasurer, the Controller and the Assistant Controller of the Company.

          Available Commitment - see Section 2.2(a).
          --------------------       --------------

          Bank - see Preamble.
          ----       --------

          Bank Parties - see Section 13.6.
          ------------       ------------

          Base LIBOR means, with respect to any Loan Period for a LIBOR Rate
          ----------
Loan, the rate per annum determined by the Agent to be the arithmetic mean (rounded to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%) of the respective rates of interest communicated by the Reference Banks to the Agent as the rate at which Dollar deposits are offered to the Reference Banks by leading banks in the London interbank deposit market at approximately 11:00 a.m., London time, on the second full Business Day preceding the first day of such Loan Period in an amount substantially equal to the amount of such LIBOR Rate Loan for such Reference Banks and for a period equal to such Loan Period.

          Base Rate means a fluctuating interest rate per annum, as shall be in
          ---------
effect from time to time, which rate per annum shall be equal to the higher of
(i) the Prime Rate and (ii) one half of one percent per annum above the Federal Funds Rate.

          Base Rate Loan means any Loan which bears interest at the Base Rate.
          --------------

          Bid means one or more offers by a Bank to make one or more Bid Loans,
          ---
submitted to the Agent by telephone no later than the Submission Deadline and promptly confirmed in writing on the same day on a duly completed and executed form substantially similar to Exhibit B, personally delivered or transmitted by
                              ---------
facsimile to the Agent.

          Bid Borrowing - see Section 2.2(a).
          -------------       --------------

          Bid Loan means a Loan in Dollars that is an Absolute Rate Loan or a
          --------
LIBOR Rate Loan made pursuant to Section 2.
                                 ---------

          Bid Note means a promissory note of the Company, substantially in the
          --------
form of Exhibit D, duly completed, evidencing Bid Loans made to the Company, as
        ---------
such note may be amended, modified or supplemented or supplanted pursuant to
Section 13.4.1 from time to time.
--------------

          Business Day means any day of the year on which banks are open for
          ------------
commercial banking business in the city of New York and in Los Angeles and, if the applicable Business Day relates to the determination of LIBOR for any LIBOR Rate Loan any such Business Day on which dealings in deposits in Dollars are transacted in the London interbank market.

          Capitalized Lease means any lease under which any obligations of the
          -----------------
lessee are, or are required to be, capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles in the United States.

          Capitalized Rentals means, as of the date of any determination, the
          -------------------
amount at which the obligations of the lessee, due and to become due under all Capitalized Leases under which the Company or any Subsidiary is a lessee, are reflected as a liability on a consolidated balance sheet of the Company and its Subsidiaries.

          CD Base Rate means with respect to any Loan Period for a CD Rate Loan
          ------------
the average of the bid rates (rounded to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, to the next higher 1/100 of 1%) quoted at 10:00 a.m., New York City time (or as soon thereafter as is practi cable), on the first Business Day of such Loan Period by two or more New York certificate of deposit dealers of recognized standing, selected by the Agent, for the purchase at face value of 30-day, 60-day, 90-day or 180-day, as the case may be, certificates of deposit sold by the Reference Banks in the secondary market in an amount substantially equal to the amount of such CD Rate Loan.

          CD Rate means, with respect to any Loan Period, the rate per annum
          -------
determined pursuant to the following formula, which rate shall change during such Loan Period as and when the Reserve Percentage or the Assessment Rate shall change:

                             CDBR
          CD Rate       =  -------- + AR  + ARM
                            1 - RP

             where:
             ------

          CDBR          =        CD Base Rate for such Loan Period for a CD Rate
                                 Loan

          AR            =        Assessment Rate

          ARM           =        The applicable rate margin with respect to CD
                                 Rate Loans set forth in Schedule II hereto

          RP            =        Reserve Percentage


          CD Rate Loan means any Loan that bears interest at the CD Rate.
          ------------

          Code means the Internal Revenue Code of 1986, as amended.
          ----

          Commitments means the Banks' commitments to make Committed Loans
          -----------
hereunder; and Commitment as to any Bank means the amount set forth opposite
               ----------
such Bank's name on Schedule I (as reduced in accordance with Section 5.1, or as
                    ----------                                -----------
periodically revised in accordance with Section 13.4 or Section 13.8).
                                        ------------    ------------

          Committed Loan means a Loan in Dollars that is a Base Rate Loan, CD
          --------------
Rate Loan or LIBOR Rate Loan made pursuant to Section 3.
                                              ---------

          Committed Loan Request - see Section 3.2(a).
          ----------------------       --------------

          Committed Note means a promissory note of the Company, substantially
          --------------
in the form of Exhibit E, duly completed, evidencing Committed Loans to the
               ---------
Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time.
            --------------

          Company - see Preamble.
          -------       --------

          Consolidated Indebtedness means, as of the date of any determination,
          -------------------------
the total amount of Indebtedness, less the amount of current and deferred income taxes and rentals received in advance of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles in the United States.

          Consolidated Tangible Net Worth means, as of the date of any
          -------------------------------
determination, the total of shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock), less the sum of the total amount of goodwill, organization expenses, unamortized debt issue costs (determined on an after tax basis), deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets, surplus resulting from any revaluation write-up of assets subsequent to September 30, 1994 and such other assets as are properly classified as intangible assets, all determined in accordance with generally accepted accounting principles in the United States consolidating the Company and its Subsidiaries.

          Dollar, and $, refer to the lawful money of the United States.
          ------

          ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA Affiliate means any corporation, trade or business that is,
          ---------------
along with the Company or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA.

          Eurodollar Reserve Percentage means for any day in any Loan Period for
          -----------------------------
any LIBOR Rate Loan that percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) or other U.S. government agency for determining the reserve requirement (including, without limitations, any marginal, basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of eurocurrency funding liabilities. LIBOR shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          Event of Default means any of the events described in Section 11.1.
          ----------------                                      ------------

          Existing Litigation - see Section 10.1.3.
          -------------------       ---------------

          FASB 13 means the Statement of Financial Accounting Standards No. 13
          -------
(Accounting for Leases) as in effect on the date hereof.

          FDIC means the Federal Deposit Insurance Corporation.
          ----

          Federal Funds Rate means, for any day, the rate set forth in the
          ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System (including any such successor publication, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York City time, on such day by each of three leading brokers of Federal funds trans actions in New York City, selected by the Agent. The rate for any day which is not a Business Day shall be the rate for the immediately preceding Business Day.

          Fixed Charge Coverage Ratio on the last day of any quarter of any
          ---------------------------
fiscal year of the Company means the ratio for the period of four fiscal quarters ending on such day of earnings to combined fixed charges and preferred stock dividends referred to in Paragraph (d)(1)(i) of Item 503 of Regulation S-K of the Securities and Exchange Commission, as amended from time to time, and determined pursuant to Paragraphs (d)(2) through (d)(10) of such Item 503 with the Company as "registrant" (such ratio for the four fiscal quarters ended September 30, 1995 is attached hereto as Exhibit F); provided, however, that if
                                         ---------   --------  -------
the Required Banks in their sole discretion determine that amendments to Regulation S-K subsequent to the date hereof substantially modify the provisions of such Item 503, "Fixed Charge Coverage Ratio" shall have the meaning determined by this definition without regard to any such amendments.

          Funding Date means the date on which any Loan is scheduled to be
          ------------
disbursed.

          Funding Office means, with respect to any Bank, any office or offices
          --------------
of such Bank or Affiliate or Affiliates of such Bank through which such Bank shall fund or shall have funded any Loan. A Funding Office may be, at such Bank's option, either a domestic or foreign office of such Bank or a domestic or foreign office of an Affiliate of such Bank.

          Governmental Authority means any nation or government, any state or
          ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Guaranties by any Person means all obligations (other than
          ----------
endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation or (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof; provided, however, that the obligation described in clause (c) shall
         --------  -------                                   ----------
not include (i) obligations of a buyer under an agreement with a seller to purchase goods or services entered into in the ordinary course of such buyer's and seller's businesses unless such agreement requires that such buyer make payment whether or not delivery is ever made of such goods or services and (ii) remarketing agreements where the remaining debt on an aircraft does not exceed the aircraft's net book value, determined in accordance with industry standards, except that clause (c) shall apply to the amount of remaining debt under a
            ----------
remarketing agreement that exceeds the net book value of the aircraft. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

          Indebtedness of any Person means and includes all obligations of such
          ------------
Person which in accordance with generally accepted accounting principles in the United States shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all:

          (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets (other than security and other deposits on flight equipment);

          (b) obligations secured by any Lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations;

          (c) obligations created or arising under any conditional sale, or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property;

          (d)  Capitalized Rentals of such Person under any Capitalized Lease;

          (e) obligations evidenced by bonds, debentures, notes or other similar instruments; and

          (f) Guaranties by such Person to the extent required pursuant to the definition thereof.

          Indemnified Liabilities - see Section 13.6.
          -----------------------       ------------

          Investment means any investment, made in cash or by delivery of any
          ----------
kind of property or asset, in any Person, whether (i) by acquisition of (x) shares of stock or similar interest, (y) Indebtedness or (z) other obligation or security or (ii) by loan, advance or capital contribution, or otherwise. For purposes of this Agreement, Investment shall exclude any notes receivable and any finance or sales-type leases entered into by the Company or any of its Subsidiaries in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto and minus the amount of any portion of such Investment repaid to such Person in cash as a return of capital, but without any other adjustment for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          LIBOR means with respect to any Loan Period the rate per annum
          -----
(rounded to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%), determined pursuant to the following formula:

                           Base LIBOR
               -----------------------------------
     LIBOR  =  (1 - Eurodollar Reserve Percentage)

          LIBOR Rate means (i) with respect to Committed Loans that are LIBOR
          ----------
Rate Loans, LIBOR plus the applicable rate margin set forth in Schedule II and
                                                               -----------
(ii) with respect to Bid Loans that are LIBOR Rate Loans, LIBOR plus or minus the rate margin set forth in a Bid for a particular Bid Loan amount and a particular Loan Period.

          LIBOR Rate Loan means any Loan which bears interest at a LIBOR Rate.
          ---------------

          Lien means any mortgage, pledge, lien, security interest or other
          ----
charge, encumbrance or preferential arrangement, including the retained security title of a conditional vendor or lessor.

          Litigation Actions means all litigation, claims and arbitration
          ------------------
proceedings, proceedings before any Governmental Authority or investigations which are pending or, to the knowledge of the Company, threatened against, or affecting, the Company or any Subsidiary.

          Loan Period means (i) with respect to any Absolute Rate Loan, the
          -----------
period commencing on such Loan's Funding Date and ending not less than 14 days thereafter nor more than 183 days thereafter as specified in the Bid Loan Request related to such Bid Loan, (ii) with respect to any LIBOR Rate Loan, the period commencing on such Loan's Funding Date and ending 1, 2, 3 or 6 months thereafter as selected by the Company pursuant to Section 3.2(a) or specified in
                                                  --------------
the Bid Loan Request, as the case may be and (iii) with respect to any CD Rate Loan, the period commencing on such Loan's Funding Date and ending 30, 60, 90 or 180 days thereafter as selected by the Company pursuant to Section 3.2(a);
                                                           --------------
provided, however, that
--------  -------

          (a) if a Loan Period would otherwise end on a day which is not a Business Day, such Loan Period shall end on the next succeeding Business Day (unless, in the case of a LIBOR Rate Loan, such next succeeding Business Day would fall in the next succeeding calendar month, in which case such Loan Period shall end on the next preceding Business Day);

          (b) in the case of a Loan Period for any LIBOR Rate Loan, if there exists no day numerically corresponding to the day such Loan was made in the month in which the last day of such Loan Period would otherwise fall, such Loan Period shall end on the last Business Day of such month; and

          (c) on the date of the making of any Loan by a Bank, the Loan Period for such Loan shall not extend beyond the then-scheduled Termination Date for such Bank.

          Loans means, collectively, the Bid Loans and the Committed Loans and,
          -----
individually, any Bid Loan or Committed Loan.

          Material Adverse Effect shall mean (i) any material adverse effect on
          -----------------------
the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Company and its Subsidiaries, taken as a whole since any stated reference date or from and after the date of determination, as the case may be, (ii) any material adverse effect on the ability of the Company to perform its obligations hereunder and under the Notes or (iii) any adverse effect on the legality, validity, binding effect or enforceability of any material provision of this Agreement or any Note.

          Multiemployer Plan has the meaning assigned to such term in section
          ------------------
3(37) of ERISA.

          New Litigation - see Section 10.1.3.
          --------------       --------------

          Notes means, collectively, the Bid Notes and the Committed Notes; and
          -----
Note means any individual Bid Note or Committed Note.
----

          Notice of Competitive Bid Borrowing - see Section 2.2(a).
          -----------------------------------       --------------

          Notice Office means the New York Branch of UBS which, as of the date
          -------------
hereof, is 299 Park Avenue, New York, New York 10071-0026, Attn: James Broadus, Telecopy Number (212) 821-3259; Telephone (212) 821-3227.

          Operating Lease means any lease other than a Capitalized Lease;
          ---------------
provided, however, that leases with an original term of less than one year shall
--------  -------
not be Operating Leases.

          Operating Lease Rental of an Operating Lease means, as of the date of
          ----------------------
any determination thereof, the net present value of the aggregate unpaid amount due at such date and to become due from the Company or any Subsidiary, on a consolidated basis, as lessee under such Operating Lease discounted at such lessee's incremental borrowing rate or if the interest rate implicit in such Operating Lease can be practically determined and is smaller, at such interest rate, such present value and interest rate being determined in accordance with standard financial practice and such borrowing rate being determined in accordance with FASB 13, excluding from such aggregate amount all amounts which are in excess of the minimum aggregate unpaid amount due at such date and to become due from such lessee under such Operating Lease assuming that such lessee would take or fail to take all actions with respect to all termination, renewal, purchase and other options as would produce the least amount becoming due under such Operating Lease, and "Operating Lease Rentals" means, as of the date of any determination, the aggregate Operating Lease Rental of all Operating Leases as of such date.

          Participant - see Section 13.4.2.
          -----------       --------------

          Payment Office means the New York Branch of UBS which, as of the date
          --------------
hereof, is at 299 Park Avenue, New York, New York 10071-0026  Attn: James
Broadus.

          PBGC means the Pension Benefit Guaranty Corporation and any entity
          ----
succeeding to any or all of its functions under ERISA.

          Percentage means as to any Bank the ratio, expressed as a percentage,
          ----------
that such Bank's Commitment as set forth opposite such Bank's name on Schedule
                                                                      --------
I, as periodically revised in accordance with Section 13.4 or 13.8, bears to the
-                                             ------------    ----
Aggregate Commitment or, if the Commitments have been terminated, the ratio, expressed as a percentage, that the aggregate principal amount of such Bank's outstanding Loans bears to the aggregate principal amount of all outstanding Loans.

          Permitted Acquisitions means purchases or other acquisitions, or
          ----------------------
Investments by acquisition of shares of stock, for which cumulatively and in the aggregate since the date hereof the Company has not given consideration in value exceeding $100,000,000.

          Person means an individual or a corporation, partnership, trust,
          ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          Plan means, at any date, any employee pension benefit plan (as defined
          ----
in section 3(2) of ERISA) which is subject to Title IV of ERISA (other than a Multiemployer Plan) and to which the Company or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          Prime Rate means the rate of interest publicly announced from time to
          ----------
time by the New York Branch of UBS as its prime commercial lending rate.

          Reference Banks means UBS, The Bank of Nova Scotia, Commerzbank AG and
          ---------------
The Bank of New York.

          Related Party means, for purposes of Section 9.17 only, any Person
          -------------                        ------------
(other than a Subsidiary):

          (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company;

         (ii) which beneficially owns or holds five percent or more of the equity interest of the Company; or

        (iii) twenty percent or more of the equity interest of which is beneficially owned or held by the Company or a Subsidiary.

The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          Reportable Event has the meaning assigned to such term in section 4043
          ----------------
of ERISA.

          Required Banks means Banks having an aggregate Percentage of 66 2/3%
          --------------
or more.

          Reserve Percentage means for any day, that percentage, expressed as a
          ------------------
decimal, which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserve requirements) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the relevant Loan Period and in an amount of $100,000 or more. The CD Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

          Significant Subsidiary means any Subsidiary which is so defined
          ----------------------
pursuant to Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission.

          Submission Deadline - see Section 2.2(b).
          -------------------       --------------

          Subsidiary means any Person of which or in which the Company and its
          ----------
other Subsidiaries own directly or indirectly 50% or more of:

          (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation;

          (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity; or

          (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization;

provided, however, that so long as (i) the Company continues to own not more
--------  -------
than 50% of Pacific Ocean Leasing, Ltd. and (ii) Pacific Ocean Leasing, Ltd. does not materially alter the manner in which it conducts the business in which it is currently engaged, Pacific Ocean Leasing, Ltd. shall not be considered a Subsidiary within the foregoing definition for purposes of this Agreement.

          Successor Bank - see Section 13.8(c).
          --------------       ---------------

          Taxes with respect to any Person means income, excise and other taxes,
          -----
and all assessments, imposts, duties and other governmental charges or levies, imposed upon such Person, its income or any of its properties, franchises or assets by any Governmental Authority.

          Terminating Bank - see Section 13.8(c).
          ----------------       ---------------

          Termination Date means, with respect to any Bank, the earliest to
          ----------------
occur of (i) the fifth anniversary of the date of this Agreement or such later date as may be agreed to by such Bank pursuant to Section 13.8(a), (ii) the date
                                                  ---------------
on which the Commitments shall terminate pursuant to Section 11.2 or the
                                                     ------------
Commitments shall be reduced to zero pursuant to Section 5.1 and (iii) the date
                                                 -----------
specified as such Bank's Termination Date pursuant to Section 13.8(b), or, if in
                                                      ---------------
any case (other than clause (ii) above) such day is not a Business Day, the next
                     -----------
succeeding Business Day; in all cases, subject to the provisions of Section
                                                                    -------
13.8(d).
-------

          UBS - see Preamble.
          ---       --------

          Unmatured Event of Default means any event which if it continues
          --------------------------
uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          Wholly-owned Subsidiary means any Person of which or in which the
          -----------------------
Company and its other Wholly-owned Subsidiaries own directly or indirectly 100% of:

          (a) the issued and outstanding shares of stock (except shares required as directors' qualifying shares);

          (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity; or

          (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.


          SECTION 2.  BID LOANS AND BID NOTES.

          Section 2.1.  Making of Bid Loans.  On the terms and subject to the
                        -------------------
conditions of this Agreement, each Bank, severally and for itself alone, may (but is not obligated to) make Bid Loans to the Company from time to time on or after the date hereof and prior to the date which is the fourteenth day preceding such Bank's Termination Date in amounts equal to such Bank's Bids that have been accepted as provided in Section 2.2(c); provided that the aggregate
                                  --------------  --------
principal amount of all outstanding Loans shall not at any time exceed the then Aggregate Commitment.

          Section 2.2.  Procedure for Bid Loans.
                        -----------------------

          (a)  Bid Loan Request.  Whenever the Company desires to incur a
               ----------------
competitive bid borrowing (a "Bid Borrowing"), it shall give the Agent written notice (or telephonic notice promptly confirmed in writing), such notice to be delivered to the Agent at its Notice Office no later than 12:00 Noon (New York City time), at least three Business Days prior to any proposed LIBOR Rate Loan and at least one Business Day prior to any proposed Absolute Rate Loan. Each such notice shall be substantially in the form of Exhibit A hereto (each a
                                                  ---------
"Notice of Competitive Bid Borrowing"), and shall specify in each case (i) the date of such proposed Bid Borrowing (which shall be a Business Day), (ii) the aggregate amount of the proposed Bid Borrowing, (iii) whether the proposed Bid Borrowing is to be an Absolute Rate Loan or a LIBOR Rate Loan and the Loan Period, (iv) the maturity date for repayment of each Bid Loan to be made as part of such borrowing (which maturity date shall not be earlier than one month after the date of any proposed LIBOR Rate Loan or 14 days after the date of any proposed

Absolute Rate Loan or later than the earliest to occur of (x) six months after the date of such proposed Bid Loan, (y) the Termination Date and (z) if the proposed Bid Loan has an interest rate that is the LIBOR Rate, the last day of the proposed Loan Period), (v) the interest payment date or dates relating thereto, (vi) the account of the Company to which the proceeds of such Bid Borrowing are to be credited and (vii) any other terms to be applicable to such Bid Borrowing. The Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each such request for a Bid Borrowing received by it from the Company. Each Notice of Competitive Bid Borrowing shall contemplate Bid Loans in a minimum aggregate principal amount of $10,000,000 or a higher integral multiple of $1,000,000, not to exceed, however, the excess of the then Aggregate Commitment over the aggregate principal amount of all outstanding Loans, calculated as of the relevant Funding Date, assuming that the Company will pay, when due, all Loans maturing on or prior to such Funding Date (the "Available Commitment").

          (b)  Bidding Procedure.  Each Bank shall, if in its sole discretion it
               -----------------
elects to do so, irrevocably offer to make one or more Bid Loans to the Company as part of such proposed Bid Borrowing at a rate or rates of interest specified by such Bank in its sole discretion and determined by such Bank independently of each other Bank, by notifying by telephone confirmed in writing to the Agent at its Notice Office (which shall give prompt notice thereof to the Company), before 10:00 a.m. (New York City time) on the date (the "Submission Deadline") that is (x) in the case of a proposed Absolute Rate Loan, the same day as the date of such proposed Bid Loan and (y) in the case of a proposed LIBOR Rate Loan, two Business Days before, the date of such proposed Bid Loan, of the minimum amount and maximum amount of each Bid Loan that such Bank would be willing to make as part of such proposed Bid Borrowing (which amounts may, subject to the proviso in Section 2.1, exceed such Bank's Commitment), the rate
                          -----------
or rates of interest therefor and such Bank's lending office with respect to such Bid Loan; provided that if the Agent in its capacity as a Bank shall, in
               --------
its sole discretion, elect to make any such offer, it shall notify the Company of such offer before 8:30 a.m. (New York City time) on the Submission Deadline.

          (c)  Acceptance of Bids.  The Company shall, in turn, before 10:30
               ------------------
a.m. (New York City time) on the Submission Deadline, either:

          (i) cancel such proposed Bid Borrowing by giving the Agent notice to that effect; or

         (ii) accept (such acceptance to be irrevocable) one or more of the offers made by any Bank or Banks pursuant to clause (b) above by giving
                                                  ----------
     notice (in writing or by telephone confirmed in writing) to the Agent of the amount of each Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by the Agent on behalf of such Bank for such Bid Borrowing pursuant to clause (b) above) to be made by such Bank as part of such Bid
                 ----------
     Borrowing, and reject any remaining offers made by any Bank pursuant to clause (b) above by giving the Agent notice to that effect; provided that
     ----------                                                  --------
     for any maturity date acceptance of offers may only be made on the basis of ascending Absolute Rates (in the case of an Absolute Rate Loan) or floating rates (in the case of a LIBOR Rate Loan), in each case commencing with the lowest rate so offered and only as to offers made in conformity with the terms hereof; provided further, however, if offers are made by two or more
                   -------- -------  -------
     Banks at the same rate or rates and acceptance of all such equal offers would result in a greater principal amount of Bid Loans being accepted than the aggregate principal amount requested by the Company, the Company shall have the right to accept one or more of such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum and maximum amounts specified for each such offer pursuant to clause (b) above), as the Company
                                               ----------
     may elect in its sole discretion. For the avoidance of doubt, the Company may accept offers whose aggregate principal amount is greater than or less than the requested aggregate amount as specified in the related Notice of Competitive Bid Borrowing, subject to the proviso in Section 2.1.
                                                          -----------

          (d)  Cancellation of Bid Borrowing.  If the Company notifies the Agent
               -----------------------------
that such proposed Bid Borrowing is cancelled pursuant to clause (c)(i) above,
                                                          -------------
the Agent shall give prompt notice thereof to the Banks and such Bid Borrowing shall not be made.

          (e)  Notification of Acceptance.  If the Company accepts one or more
               --------------------------
of the offers made by any Bank or Banks pursuant to clause (c)(ii) above, the
                                                    --------------
Agent shall in turn promptly notify (x) each Bank that has made an offer as described in clause (b) above, of the date and aggregate amount of such Bid
             ----------
Borrowing and whether or not any offer or offers made by such Bank pursuant to clause (b) above have been accepted by the Company and (y) each Bank that is to
----------
make a Bid Loan as part of such Bid Borrowing, of the amount of each Bid Loan to be made by such Bank as part of such Bid Borrowing.

          (f)  Reliance.  The Agent may rely and act upon notice given by
               --------
telephone by individuals reasonably believed by the Agent to be those designated to the Agent by the Company or by any Bank in writing from time to time, without waiting for receipt of written confirmation thereof, and the Company hereby agrees to indemnify and hold harmless the Agent from and against any and all losses, costs, expenses, damages, claims, actions or other proceedings relating to such reliance.

          Section 2.3.  Funding of Bid Loans.  No later than 1:00 p.m. (New York
                        --------------------
City time) on the date specified in each Notice of Competitive Bid Borrowing, each Bank will make available the Bid Loan, if any, to be made by such Bank as part of the Bid Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Agent in Dollars and immediately available funds at the Payment Office of the Agent and the Agent promptly will make available to the Company at its account specified in the relevant Notice of Competitive Bid Borrowing the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Bank which has submitted a bid pursuant to Section 2.2(b) prior
                                                           --------------
to the date of the proposed Bid Borrowing that such Bank does not intend to make available to the Agent its portion, if any, of the Bid Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Bid Borrowing, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Company a corresponding amount.

          Section 2.4.  Bid Notes.  The Bid Loans of each Bank shall be
                        ---------
evidenced by a Bid Note payable to the order of such Bank in the original principal amount of the Aggregate Commitment. Each Bank shall record in its records, or at its option on the schedule attached to its Bid Note, the date and amount of each Bid Loan made by such Bank, each repayment thereof, and the dates on which the Loan Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record or any error in so recording any such amount or any payment thereof shall not, however, limit or otherwise affect the obligations of the Company hereunder or under such Bid Note to repay the principal amount of each Bid Loan together with all interest accruing thereon.

          SECTION 3.  COMMITTED LOANS AND NOTES.

          Section 3.1.  Agreement to Make Committed Loans.  On the terms and
                        ---------------------------------
subject to the conditions of this Agreement, each Bank, severally and for itself alone, agrees to make Loans (herein collectively called "Committed Loans" and individually each called a "Committed Loan") on a revolving basis from time to time before such Bank's Termination Date in such Bank's Percentage of such aggregate amounts as the Company may from time to time request as provided in
Section 3.2; provided that (a) the aggregate principal amount of all outstanding
-----------  --------
Committed Loans of any Bank shall not at any time exceed the amount set forth opposite such Bank's name on Schedule I (as reduced in accordance with Section
                             ----------                                -------
5.1, 13.4 or 13.8) and (b) the aggregate principal amount of all outstanding
---  ----    ----
Committed Loans of all Banks plus the aggregate principal amount of all outstanding Bid Loans of all Banks shall not at any time exceed the then Aggregate Commitment.

          Section 3.2.  Procedure for Committed Loans.
                        -----------------------------

          (a)  Committed Loan Requests.  The Company shall give the Agent
               -----------------------
irrevocable telephonic notice at the Notice Office (promptly confirmed in writing on the same day), not later than 10:30 a.m., New York City time, (i) at least three Business Days prior to the Funding Date in the case of LIBOR Rate Loans, (ii) at least two Business Days prior to the Funding Date in the case of CD Rate Loans or (iii) on the Funding Date in the case of Base Rate Loans, of each requested Committed Loan, and the Agent shall promptly advise each Bank thereof and, in the case of a LIBOR Rate Loan or a CD Rate Loan, request each Reference Bank to notify the Agent of its applicable rate (as contemplated in the definitions of Base LIBOR and CD Base Rate). Each such notice to the Agent (a "Committed Loan Request") shall be substantially in the form of Exhibit C and
                                                                   ---------
shall specify (i) the Funding Date (which shall be a Business Day), (ii) the aggregate amount of the Loans requested (in an amount permitted under clause (b)
                                                                      ----------
below), (iii) whether each Loan shall be a LIBOR Rate Loan, a CD Rate Loan or a Base Rate Loan and (iv) except for a Base Rate Loan, the Loan Period therefor (subject to the limitations set forth in the definition of Loan Period).

          (b)  Amount and Increments of Committed Loans.  Each Committed Loan
               ----------------------------------------
Request shall contemplate Committed Loans in a minimum aggregate amount of $25,000,000 or a higher integral multiple of $1,000,000, not to exceed in the aggregate (for all requested Committed Loans) the Available Commitment.

          (c)  Funding of Committed Loans.
               --------------------------

          (i)  Not later than 1:30 p.m., New York City time, on the Funding
     Date of a Committed Loan, each Bank shall, subject to this Section 3.2(c),
                                                                --------------
     provide the Agent at its Notice Office with immediately available funds covering such Bank's Committed Loan (provided that a Bank's obligation to
                                          --------
     provide funds to the Agent shall be deemed satisfied by such Bank's delivery to the Agent at its Notice Office not later than 1:30 p.m., New York City time, of a federal reserve wire confirmation number covering the proceeds of such Bank's Committed Loan) and the Agent shall pay over such funds to the Company not later than 2:00 p.m., New York City time, on such day if the Agent shall have received the documents required under Section
                                                                       -------
     10 with respect to such Loan and the other conditions precedent to the
     --
     making of such Loan shall have been satisfied not later than 10:00 a.m., New York City time, on such day. If the Agent does not receive such documents or such other conditions precedent have not been satisfied prior to such time, then (A) the Agent shall not pay over such funds to the Company, (B) the Company's Committed Loan Request related to such Loan shall be deemed cancelled in its entirety, (C) in the case of Committed Loan Requests relative to LIBOR Rate Loans and CD Rate Loans, the Company shall be liable to each Bank in accordance with Section 7.4(b) and (D) the
                                                     --------------
     Agent shall return the amount previously provided to the Agent by each Bank on the next following Business Day.

         (ii)  The Company agrees, notwithstanding its previous delivery of any documents required under Section 10 with respect to a particular Loan,
                                  ----------
     immedi ately to notify the Agent of any failure by it to satisfy the conditions precedent to the making of such Loan. The Agent shall be entitled to assume, after it has received each of the documents required under Section 10 with respect to a particular Loan, that each of the
           ----------
     conditions precedent to the making of such Loan has been satisfied absent actual knowledge to the contrary received by the Agent prior to the time of the receipt of such documents. Unless the Agent shall have notified the Banks prior to 10:30 a.m., New York City time, on the Funding Date of any Loan that the Agent has actual knowledge that the conditions precedent to the making of such Loan have not been satisfied, the Banks shall be entitled to assume that such conditions precedent have been satisfied.

          (d)  Repayment of Loans.  If any Bank is to make a Committed Loan
               ------------------
hereunder on a day on which the Company is to repay (or has elected to prepay, pursuant to Section 5.2) all or any part of any outstanding Loan held by such
            -----------
Bank, the proceeds of such new Committed Loan shall be applied to make such repayment and only an amount equal to the positive difference, if any, between the amount being borrowed and the amount being repaid shall be requested by the Agent to be made available by such Bank to the Agent as provided in Section
                                                                    -------
3.2(c).
------

          Section 3.3.  Maturity of Committed Loans.  Except for a Base Rate
                        ---------------------------
Loan, which shall mature on the Termination Date, a Committed Loan made by a Bank shall mature on the last day of the Loan Period applicable to such Committed Loan, but in no event later than the Termination Date for such Bank.

          Section 3.4.  Committed Notes.  The Committed Loans of each Bank shall
                        ---------------
be evidenced by a Committed Note payable to the order of such Bank in the original principal amount of such Bank's Commitment. Each Bank shall record in its records, or at its option on the schedule attached to its Committed Note, the date and amount of each Loan made by such Bank thereunder, each repayment or prepayment thereof, and, if applicable, the dates on which the Loan Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record or any error in so recording any such amount or any payment thereof shall not, however, limit or otherwise affect the obligations of the Company hereunder or under such Committed Note to repay the principal amount of each Committed Loan together with all interest accruing thereon.


          SECTION 4.  INTEREST AND FEES.

          Section 4.1.  Interest Rates.  The Company hereby promises to pay
                        --------------
interest on the unpaid principal amount of each Loan for the period commencing on the Funding Date until such Loan is paid in full, as follows:

          (a) if such Loan is a Bid Loan, at a rate per annum equal to the Absolute Rate or the LIBOR Rate, as applicable, offered by the applicable Bank and accepted by the Company for such Bid Loan;

          (b) if such Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate from time to time in effect;

          (c) if such Loan is a Committed Loan that is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate applicable to the Loan Period for such Loan; and

          (d) if such Loan is a CD Rate Loan, at a rate per annum equal to the CD Rate applicable to the Loan Period for such Loan;

provided, however, that after the maturity of any Loan (whether by acceleration
--------  -------
or otherwise), such Loan shall bear interest on the unpaid principal amount thereof at a rate per annum (calculated on the basis of a 360-day year for the actual number of days involved) equal to the Base Rate from time to time in effect (but not less than the interest rate in effect for such Loan immediately prior to maturity) plus 1% per annum.

          Section 4.2.  Interest Payment Dates.  Except for Base Rate Loans, as
                        ----------------------
to which accrued interest shall be payable on the last day of each calendar quarter and on the Termination Date, accrued interest on each Loan shall be payable in arrears on the last day of the Loan Period therefor and (i) with respect to each LIBOR Rate Loan with a Loan Period of six months, on the day that is three months after the first day of such Loan Period (or, if there is no day in such third month numerically corresponding to such first day of the Loan Period, on the last Business Day of such month), (ii) with respect to each CD Rate Loan with a Loan Period of 180 days, on the day that is 90 days after the first day of such Loan Period and (iii) with respect to each Absolute Rate Loan with a Loan Period exceeding 90 days, on the day that is 90 days after the first day of such Loan Period. After the maturity of any Loan, accrued interest on such Loan shall be payable on demand. If any interest payment date falls on a day that is not a Business Day, such interest payment date shall be postponed to the next succeeding Business Day and the interest paid shall cover the period of postponement (except that if the Loan is a LIBOR Rate Loan and the next succeeding Business Day falls in the next succeeding calendar month, such interest payment date shall be the immediately preceding Business Day).

          Section 4.3.  Setting and Notice of Committed Loan Rates.  The
                        ------------------------------------------
applicable interest rate for each Committed Loan hereunder shall be determined by the Agent and notice thereof shall be given by the Agent promptly to the Company and to each Bank. Each determination of the applicable interest rate by the Agent shall be conclusive and binding upon the parties hereto in the absence of demonstrable error.

          In the case of LIBOR Rate Loans and CD Rate Loans, each Reference Bank agrees to use its best efforts to notify the Agent in a timely fashion of its applicable rate after the Agent's request therefor under Section 2.2(a) and
                                                         --------------
Section 3.2(a) (as contemplated in the definitions of Base LIBOR and CD Base
--------------
Rate). If as to any Loan Period any one or more of the Reference Banks is unable or for any reason fails to notify the Agent of its applicable rate by 11:30 a.m., New York City time, two Business Days before the Funding Date with respect to a LIBOR Rate Loan or by 10:30 a.m., New York City time, on the Funding Date with respect to a CD Rate Loan, then the applicable LIBOR Rate or CD Rate, as the case may be, shall be determined on the basis of the rate or rates of which the Agent is given notice by the remaining Reference Bank or Banks by such time. If none of the Reference Banks notifies the Agent of the applicable rate prior to 11:30 a.m., New York City time, two Business Days before the Funding Date with respect to the LIBOR Rate or by 10:30 a.m., New York City time, on the Funding Date with respect to the CD Rate, then (i) the Agent shall promptly notify the other parties thereof and (ii) at the option of the Company the Committed Loan Request delivered by the Company pursuant to
Section 3.2(a) with respect to such Funding Date shall be cancelled or shall be
--------------
deemed to have specified a Base Rate Loan.

          The Agent shall, upon written request of the Company or any Bank, deliver to the Company or such Bank a statement showing the computations used by the Agent in determining the interest rate applicable to any LIBOR Rate Loan or CD Rate Loan.

          Section 4.4.  Facility Fee.  The Company agrees to pay to the Agent
                        ------------
for the accounts of the Banks pro rata in accordance with their respective
                              --- ----
Percentages an annual facility fee computed by multiplying the average daily amount of the Aggregate Commitment (whether used or unused) by the applicable percentage determined with respect to such facility fee in accordance with
Schedule II hereto.  Such fee shall be payable quarterly in arrears on the last
-----------
Business Day of March, June, September and December of each year (beginning with the last Business Day of March, 1996) until the Commitments have expired or have been terminated and on the date of such expiration or termination (and, in the case of any Terminating Bank, such Bank's Termination Date), in each case for the period then ending for which such facility fee has not previously been paid.

          Section 4.5.  Agent's Fees.  The Company agrees promptly to pay to the
                        ------------
Agent such fees as may be agreed from time to time by the Company and the Agent.

          Section 4.6.  Utilization Fee.  The Company agrees to pay to the Agent
                        ---------------
for the accounts of the Banks pro rata in accordance with their respective
                              --- ----
Percentages an annual utilization fee computed by multiplying the average daily amount of Committed Loans outstanding on each day by the applicable percentage specified with respect to such utilization fee on Schedule II hereto for each
                                                  -----------
day on which the ratio (expressed as a percentage) of the aggregate principal amount of Committed Loans outstanding to the then effective Aggregate Commitment exceeds 50%. Such utilization fee shall be payable quarterly in arrears on the last Business Day of March, June, September and December of each year (beginning with the last Business Day of March, 1996) until all Commitments have expired or have been terminated and on the date of such expiration or termination (and, in the case of any Terminating Bank, such Bank's Termination Date), in each case for the period then ending for which such utilization fee has not previously been paid.

          Section 4.7.  Computation of Interest and Fees.  Interest on LIBOR
                        --------------------------------
Rate Loans, CD Rate Loans and Base Rate Loans where the Base Rate is calculated in reference to the Federal Funds Rate, and facility and utilization fees shall be computed for the actual number of days elapsed on the basis of a 360-day year; interest on Base Rate Loans where the Base Rate is calculated in reference to the Prime Rate shall be computed for the actual number of days elapsed on the basis of a 365/366 day year, as the case may be. The interest rate applicable to each LIBOR Rate Loan, CD Rate Loan and Base Rate Loan, and (to the extent applicable) after the maturity of any other type of Loan, the interest rate applicable to such Loan, shall change simultaneously with each change in the LIBOR Rate, the CD Rate or the Base Rate, as applicable.

          SECTION 5.  REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS.

          Section 5.1.  Voluntary Termination or Reduction of the Commitments.
                        -----------------------------------------------------
The Company may at any time on at least 5 days' prior irrevocable notice received by the Agent (which shall promptly on the same day or on the next Business Day advise each Bank thereof) permanently reduce the amount of the Commitments (such reduction to be pro rata among the Banks according to their respective Percentages) to an amount not less than the aggregate principal amount of all outstanding Loans. Any such reduction shall be in the amount of $5,000,000 or an integral multiple thereof. Concurrently with any such reduction, the Company shall prepay the principal of any Committed Loans outstanding to the extent that the aggregate amount of such Loans outstanding shall then exceed the Aggregate Commitment, as so reduced. The Company may from time to time on like irrevocable notice terminate the Commitments upon payment in full of all Loans, all interest accrued thereon, all fees and all other obligations of the Company hereunder; provided, however, that the Company may not at any time terminate the
           --------  -------
Commitments if any Bid Loan is outstanding (unless the holder of each such outstanding Bid Loan has given its prior written consent to the concurrent repayment of such Bid Loan).

          Section 5.2.  Voluntary Prepayments.  The Company may voluntarily
                        ---------------------
prepay Loans (other than Bid Loans, which may only be prepaid with the prior written consent of the holder thereof) without premium or penalty, except as may be required pursuant to subsection (e) below, in whole or in part, provided that
                        --------------                             --------
(a) each prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (b) except for the prepayment of the aggregate amount of all Loans outstanding, no such prepayment shall result in there being less than $10,000,000 in Loans outstanding in the aggregate, (c) the Company shall give the Agent at its Notice Office (which shall promptly advise each Bank) not less than three Business Days' prior notice thereof specifying the Loans to be prepaid and the date and amount of prepayment, (d) any prepayment of principal of any Loan shall include accrued interest to the date of prepayment on the principal amount being prepaid and (e) any prepayment of a LIBOR Rate Loan or a CD Rate Loan shall be subject to the provisions of Section 7.4.
              -----------


          SECTION 6.  MAKING AND PRORATION OF PAYMENTS; SET-OFF; TAXES.

          Section 6.1.  Making of Payments.  Except as provided in Section
                        ------------------                         -------
3.2(d) all payments (including those made pursuant to Sections 5.1 and 5.2) of
------                                                ------------     ---
principal of, or interest on, the Loans and all payments of fees shall be made by the Company to the Agent in immediately available funds at its Payment Office not later than 12:00 Noon, New York City time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall promptly remit to each Bank or other holder of a Note its share (if any) of each such payment.  All payments under Section 7 shall be made
                                                         ---------
by the Company directly to the Persons entitled thereto.

          Section 6.2.  Pro Rata Treatment; Sharing.
                        ---------------------------

          (a)  Except as required pursuant to Section 7 or Section 13.8, each
                                              ---------    ------------
payment or prepayment of principal of any Committed Loans, each payment of interest on the Committed Loans, and each payment of the facility fee or the utilization fee shall be allocated pro rata among the Banks in accordance with
                                   --- ----
their respective Percentages. Each payment of principal of any Bid Borrowing shall be allocated pro rata among the Banks participating in such Bid Borrowing
                   --- ----
in accordance with the respective principal amounts of their outstanding Bid Loans comprising such Bid Borrowing. Each payment of interest on any Bid Borrowing shall be allocated pro rata among the Banks participating in such Bid
                             --- ----
Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Bid Loans comprising such Bid Borrowing.

          (b) If any Bank or other holder of a Committed Loan shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, interest on or fees or other amounts with respect to any Committed Loan in excess of the share of payments and other recoveries (exclusive of payments or recoveries under Section 7 or
                                                                ---------
pursuant to Section 13.8) such Bank or other holder would have received if such
            ------------
payment had been distributed pursuant to the provisions of Section 6.2(a), such
                                                           --------------
Bank or other holder shall purchase from the other Banks or holders, in a manner to be specified by the Agent, such participations in the Committed Loans held by them as shall be necessary so that all such payments of principal and interest with respect to the Committed Loans shall be shared by the Banks and other holders pro rata in accordance with their respective Percentages; provided,
        --- ----                                                  --------
however, that if all or any portion of the excess payment or other recovery is
-------
thereafter recovered from such purchasing Bank or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (c) If any Bank or other holder of a Bid Loan shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, interest on or fees or other amounts with respect to any Bid Loan in excess of the share of payments and other recoveries (exclusive of payments or recoveries pursuant to Section 7 or Section 13.8) such Bank or other
                                   ---------    ------------
holder would have received if such payment had been distributed pursuant to the provisions of Section 6.2(a), such Bank or other holder shall purchase from the
              --------------
other Banks or holders participating in such Bid Borrowing, in a manner to be specified by the Agent, such participations in the Bid Loans held by them as shall be necessary so that all such payments of principal and interest with respect to the Bid Loans shall be shared by the Banks and other holders participating in such Bid Borrowing in a manner consistent with Section 6.2(a);
                                                                --------------
provided, however, that if all or any portion of the excess payment or other
--------  -------
recovery is thereafter recovered from such purchasing Bank or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          Section 6.3.  Set-off.  The Company agrees that the Agent, each holder
                        -------
of a Note, each Assignee and each Participant has all rights of set-off and bankers' lien provided by applicable law, and the Company further agrees that at any time (i) any amount owing by the Company under this Agreement is due to any such Person or (ii) any Event of Default exists, each such Person may apply to the payment of any amount payable hereunder any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with such Person.

          Section 6.4.  Taxes, etc.  (a) All payments made by the Company to the
                        -----------
Agent, any Bank, any Assignee or any Participant under this Agreement and the Notes shall be made without any set-off or counterclaim, and free and clear of and without deduction for or on account of any present or future Taxes now or hereafter imposed (except to the extent that such withholding or deduction is compelled by law or results from the breach, by the recipient of a payment, of its agreement contained in Section 6.4(b) or would not be required if the
                           --------------
representation or warranty contained in Section 6.4(b) were true), excluding any
                                        --------------
Taxes generally assessed on the overall net income of the Agent, any Bank, any Assignee or any Participant, as the case may be, by the government or other authority of the country in which the Agent, such Bank, such Assignee or such Participant is incorporated or in which its Funding Office or the office through which it is acting is located. If the Company is compelled by law to make any such deductions or withholdings it will:

          (i) pay to the relevant authorities the full amount required to be so withheld or deducted;

       (ii) except to the extent that such withholding or deduction results from the breach by the recipient of a payment of its agreement contained in
     Section 6.4(b) or would not be required if the representation or warranty
     --------------
     contained in Section 6.4(b) were true, pay such additional amounts as may
                  --------------
     be necessary in order that the net amount received by the Agent, each Bank, each Assignee and each Participant after such deductions or withholdings (including any required deduction or withholding on such additional amounts) shall equal the amount such payee would have received had no such deductions or withholdings been made; and

       (iii) promptly forward to the Agent (for delivery to such payee) an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authorities.

Moreover, if any Taxes are directly asserted against the Agent, any Bank, any Assignee or any Participant, such payee may pay such Taxes and the Company shall promptly pay such additional amount (including, without limitation, any penalties, interest or expenses) as may be necessary in order that the net amount received by such payee after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such payee would have received had no such Taxes been asserted. For purposes of this Section 6.4, a
                                                                -----------
distribution hereunder by the Agent or any Bank to or for the account of any Bank, Assignee or Participant shall be deemed to be a payment by the Company. The Company's agreement under this Section 6.4 shall survive repayment of the
                                   -----------
Loans, cancellation of the Notes or any termination of this Agreement.

          (b) In consideration of, and as a condition to, the Company's undertakings in Section 6.4(a), each Bank (other than a Bank that is organized
                --------------
and existing under the laws of the United States of America or any State thereof) agrees to execute and deliver to the Agent at its Payment Office for delivery to the Company, before the first scheduled payment date in each year, two United States Internal Revenue Service Forms 1001 or 4224, or any successor forms, as appropriate, properly completed and claiming complete exemption from withholding and deduction of United States federal Taxes. Each Bank represents and warrants to the Company that, at the date of this Agreement, or at the time such Bank becomes a Bank hereunder pursuant to Section 13.4.1, its Funding
                                               --------------
Office is entitled to receive payments of principal and interest hereunder without deduction for or on account of any Taxes imposed by the United States or any political subdivision thereof.

          SECTION 7. INCREASED COSTS AND SPECIAL PROVISIONS FOR ABSOLUTE RATE LOANS, LIBOR RATE LOANS AND CD RATE LOANS.

          Section 7.1.  Increased Costs.  (a)  If (i) Regulation D of the Board
                        ---------------
of Governors of the Federal Reserve System or (ii) after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Funding Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency,

          (A) shall subject any Bank (or any Funding Office of such Bank) to any tax, duty or other charge with respect to its LIBOR Rate Loans, its CD Rate Loans, its Notes or its obligation to make LIBOR Rate Loans or CD Rate Loans, or shall change the basis of taxation of payments to any Bank (or any Funding Office of such Bank) of the principal of or interest on its LIBOR Rate Loans, its CD Rate Loans or any other amounts due under this Agreement in respect of its LIBOR Rate Loans, its CD Rate Loans or its obligation to make LIBOR Rate Loans or CD Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Funding Office imposed by any Governmental Authority of the country in which such Bank is incorporated or in which such Bank's Funding Office is located);

          (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of additional interest pursuant to Section 4.1), special
                                                      -----------
     deposit, assessment (including any assessment for insurance of deposits) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or any Funding Office of such Bank); or

          (C) shall impose on any Bank (or any Funding Office of such Bank) any other condition affecting its LIBOR Rate Loans, its CD Rate Loans, its Notes or its obligation to make or maintain LIBOR Rate Loans or CD Rate Loans;

and the result of any of the foregoing is to increase the cost to (or to impose an additional cost on) such Bank (or any Funding Office of such Bank) of making or maintaining any LIBOR Rate Loan or CD Rate Loans, or to reduce the amount of any sum received or receivable by such Bank (or such Bank's Funding Office) under this Agreement or under its Notes with respect thereto, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or such reduction (without duplication of any amounts which have been reimbursed pursuant to Section 6.4).
                            -----------

          (b) If, after the date hereof, any Bank shall determine that the adoption, effectiveness or phase-in of any applicable law, rule, guideline or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Funding Office of such Bank or any Person controlling such Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any Person controlling such Bank as a consequence of its obligations hereunder to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy), then, from time to time, within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

          (c) Each Bank shall promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 7.1 and will
                                                   -----------
designate a different Funding Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in such Bank's sole judgment, be otherwise disadvantageous to such Bank.

          Section 7.2.  Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair.  If with respect to the Loan Period for any LIBOR Rate Loan or CD Rate
------
Loan:

          (a) the Agent is advised by two or more Reference Banks that deposits in Dollars (in the applicable amounts) are not being offered to such Reference Banks in the relevant market for such Loan Period, or the Agent otherwise determines (which determination shall be binding and conclusive on all parties) that, by reason of circumstances affecting the LIBOR market or the certificate of deposit market, adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate or CD Rate; or

          (b) the Required Banks advise the Agent that the LIBOR Rate or CD Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Required Banks of maintaining or funding LIBOR Rate Loans or CD Rate Loans for such Loan Period, or that the making or funding of LIBOR Rate Loans or CD Rate Loans has become impracticable as a result of an event occurring after the date of this Agreement which in such Required Banks' opinion materially affects LIBOR Rate Loans or CD Rate Loans;

then (i) the Agent shall promptly notify the other parties thereof and (ii) so
----
long as such circumstances shall continue, no Bank shall be under any obligation to make any LIBOR Rate Loan or CD Rate Loan, as the case may be.

          Section 7.3.  Changes in Law Rendering Certain Loans Unlawful.  In the
                        -----------------------------------------------
event that any change in (including the adoption of any new) applicable laws or regulations, or in the interpretation of applicable laws or regulations by any Governmental Authority or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of such Bank raise a substantial question as to whether it is) unlawful for a Bank to make, maintain or fund any LIBOR Rate Loan, then (a) such Bank shall promptly notify each of the other parties hereto, (b) upon the effectiveness of such event and so long as such unlawfulness shall continue, the obligation of such Bank to make LIBOR Rate Loans shall be suspended and any request by the Company for LIBOR Rate Loans shall, as to such Bank, be deemed to be a request for a Base Rate Loan, if said LIBOR Rate Loan is a Committed Loan, or an Absolute Rate Loan if said LIBOR Rate Loan is a Bid Loan and (c) on the last day of the current Loan Period for such Bank's LIBOR Rate Loans (or, in any event, if such Bank so requests on such earlier date as may be required by the relevant law, regulation or interpretation) such Bank's Loans which are LIBOR Rate Loans shall cease to be maintained as LIBOR Rate Loans and shall thereafter bear interest at a floating rate per annum equal to the Base Rate, if said LIBOR Rate Loan is a Committed

Loan, or at an Absolute Rate, which Absolute Rate shall be the LIBOR Rate in effect during such Loan Period, if said LIBOR Rate Loan is a Bid Loan. If at any time the event giving rise to such unlawfulness shall no longer exist, then such Bank shall promptly notify the Company and the Agent.

          Section 7.4.  Funding Losses.  The Company hereby agrees that upon
                        --------------
demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any LIBOR Rate Loan, CD Rate Loan or Absolute Rate Loan), as reasonably determined by such Bank, as a result of (a) any payment or mandatory or voluntary prepayment (including, without limitation, any payment pursuant to Section 7.3 or any payment resulting from acceleration)
                        -----------
of any LIBOR Rate Loan, CD Rate Loan or Absolute Rate Loan of such Bank on a date other than the last day of the Loan Period for such Loan or (b) any failure of the Company to borrow any Loans on the originally scheduled Funding Date specified therefor pursuant to this Agreement (including, without limitation, any failure to borrow resulting from any failure to satisfy the conditions precedent to such borrowing). For this purpose, all notices to the Agent pursuant to this Agreement (including, without limitation, all acceptances of Bids) shall be deemed to be irrevocable.

          Section 7.5.  Discretion of Banks as to Manner of Funding.
                        -------------------------------------------
Notwithstanding any provision of this Agreement to the contrary (but subject to

Section 7.1(c)), each Bank shall be entitled to fund and maintain its funding of
--------------
all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each LIBOR Rate Loan, CD Rate Loan or Absolute Rate Loan during the Loan Period for such Loan through the purchase of deposits having a maturity corresponding to such Loan Period and bearing an interest rate equal to the rate borne by such Loan for such Loan Period.

          Section 7.6.  Conclusiveness of Statements; Survival of Provisions.
                        ----------------------------------------------------
Determinations and statements of any Bank pursuant to this Section 7 shall be
                                                           ---------
conclusive absent demonstrable error, and each Bank may use reasonable averaging and attribution methods in determining compensation pursuant to Section 7.1 or
                                                                -----------
7.4.  The provisions
---
of this Section 7 shall survive termination of this Agreement and payment of the
        ---------
Notes.


          SECTION 8.  REPRESENTATIONS AND WARRANTIES.

          To induce the Banks to enter into this Agreement and to make Loans hereunder, the Company hereby makes the following representations and warranties to the Agent and the Banks, which representations and warranties shall survive the execution and delivery of this Agreement and the Notes and the disbursement of the initial Loans hereunder:

          Section 8.1.  Organization, etc.  The Company is a corporation duly
                        ------------------
organized, validly existing and in good standing under the laws of the State of California; each corporate Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; each other Subsidiary (if any) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization; and each of the Company and each Subsidiary has the power to own its property and to carry on its business as now being conducted and is duly qualified and in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.

          Section 8.2.  Authorization; Consents; No Conflict.  The execution and
                        ------------------------------------
delivery by the Company of this Agreement and the Notes, the borrowings hereunder and the performance by the Company of its obligations under this Agreement and the Notes (a) are within the corporate powers of the Company, (b) have been duly authorized by all necessary corporate action on the part of the Company, (c) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except for any such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Material Adverse Effect, (d) do not and will not contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound, (iii) the charter, by-laws or other organizational documents of the Company or any Subsidiary or (iv) any provision of any agreement or instrument binding on the Company or any Subsidiary, or any agreement or instrument of which the Company is aware affecting the properties of the Company or any Subsidiary, except with respect to (i), (ii) and (iv) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect and (e) do not and will not result in or require the creation or imposition of any Lien on any of the Company's or its Subsidiaries' properties.

          Section 8.3.  Validity and Binding Nature.  This Agreement is, and the
                        ---------------------------
Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Section 8.4.  Financial Statements.  The Company's audited
                        --------------------
consolidated financial statements as at December 31, 1994, and unaudited consolidated financial statements as at September 30, 1995, a copy of each of which has been furnished to each Bank, have been prepared in conformity with generally accepted accounting principles in the United States applied on a basis consistent with that of the preceding fiscal year and fairly present the financial condition of the Company and its Subsidiaries as at such dates and the results of their operations for the periods then ended, and since the date of such audited consolidated financial statements there has been no material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          Section 8.5.  Litigation and Contingent Liabilities.  All Litigation
                        -------------------------------------
Actions, taken as a whole, could not reasonably be expected to have a Material Adverse Effect. Other than any liability incident to such Litigation Actions or provided for or disclosed in the financial statements referred to in Section
                                                                     -------
8.4, neither the Company nor any Subsidiary has any contingent liabilities which
---
are material to the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          Section 8.6.  Employee Benefit Plans.  Each employee benefit plan (as
                        ----------------------
defined in Section 3(3) of ERISA) as to which the Company, or any Subsidiary or any ERISA Affiliate may have any liability complies in all material respects with all applicable requirements of law and regulations. During the twelve-consecutive-month period prior to the execution and delivery of this Agreement, (i) no steps have been taken to terminate any Plan and no contribution failure has occurred with respect to any Plan sufficient to give rise to a lien under section 302(f) of ERISA, (ii) no Reportable Event has occurred with respect to any Plan and (iii) neither the Company nor any ERISA Affiliate has either withdrawn or instituted steps to withdraw from any Multiemployer Plan, except in any such case for actions which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. No condition exists or event or transaction has occurred in connection with any Plan which could reasonably be expected to result in the incurrence by the Company, any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty (imposed by Section 4975 of the Code or Section 502(i) of ERISA or otherwise). Neither the Company nor any ERISA Affiliate is a member of, or contributes to, any Multiemployer Plan. Neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post retirement benefit under an employee welfare benefit plan (as defined in section 3(i) of ERISA), other than liability for continuation coverage described in Part 6 of Title I of ERISA.

          Section 8.7.  Investment Company Act.  The Company is not an
                        ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          Section 8.8.  Public Utility Holding Company Act.  Neither the Company
                        ----------------------------------
nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 8.9.  Regulation U.  Neither the Company nor any Subsidiary is
                        ------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

          Section 8.10.  Information.
                         -----------

          (a) All information with respect to the Company contained in the December 6, 1995 memorandum furnished by the Agent to the Banks and all information heretofore furnished by the Company to the Agent or any Bank is, to the best of the Company's knowledge after due inquiry, true and accurate in every material respect as of the date thereof, and none of such information contains any material misstatement of fact or omits to state any material fact necessary to make such information not misleading.

          (b) All information furnished by the Company to the Agent or any Bank on and after the date hereof shall be, to the best of the Company's knowledge after due inquiry, true and accurate in every material respect as of the date of such information, and none of such information shall contain any material misstatement of fact or shall omit to state any material fact necessary to make such information not misleading.

          Section 8.11.  Compliance with Applicable Laws, etc.  The Company and
                         -------------------------------------
its Subsidiaries are in material compliance with the requirements of all applicable laws, rules, regulations, and orders of all Governmental Authorities (including, without limitation, all applicable environmental laws). Neither the Company nor any Subsidiary is in default under any agreement or instrument to which the Company or such Subsidiary is a party or by which it or any of its properties or assets is bound, which default could reasonably be expected to have a Material Adverse Effect on the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole. No Event of Default or Unmatured Event of Default has occurred and is continuing.

          Section 8.12.  Insurance.  Each of the Company and each Subsidiary
                         ---------
maintains, or, in the case of any property owned by the Company or any Subsidiary and leased to lessees, has caused such lessees to maintain, insurance with financially sound and reputable insurers to such extent and against such hazards and liabilities as is commonly maintained, or caused to be maintained, as the case may be, by companies similarly situated.

          Section 8.13.  Taxes.  Each of the Company and each Subsidiary has
                         -----
filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by generally accepted accounting principles have been established and except where failure to pay such Taxes, individually or in the aggregate, cannot reasonably be expected to have a Material Adverse Effect.

          Section 8.14.  Use of Proceeds.  The proceeds of the Loans will be
                         ---------------
used by the Company to support the Company's commercial paper program and for other general corporate purposes.

          Section 8.15.  Pari Passu.  All obligations and liabilities of the
                         ----------
Company hereunder shall rank at least equally and ratably (pari passu) in
                                                           ---- -----
priority with all other unsubordinated, unsecured obligations of the Company to any other creditor.

          Section 8.16.  Ownership and Liens.  Each of the Company and each
                         -------------------
Subsidiary has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section
                                                                         -------
8.4 (other than any properties or assets disposed of in the ordinary course of
---
business) other than such imperfections in title or leasehold interests which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the properties and assets owned by the Company or any of its Subsidiaries and none of its leasehold interests is subject to any Lien, except as disclosed in such financial statements or as may be permitted under this Agreement.


          SECTION 9.  COVENANTS.

          Until the expiration or termination of the Commitments, and thereafter until all obligations of the Company hereunder and under the Notes are paid in full, the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

          Section 9.1.  Reports, Certificates and Other Information.  Furnish to
                        -------------------------------------------
the Agent with sufficient copies for each Bank which the Agent shall promptly furnish to each Bank:

          9.1.1.  Audited Financial Statements.  As soon as available, and in
                  ----------------------------
     any event within 95 days after each fiscal year of the Company, a copy of the audited financial statements and annual audit report of the Company and its Subsidiaries for such fiscal year prepared on a consolidated basis and in conformity with generally accepted accounting principles in the United States and certified by Ernst & Young or by another independent certified public accountant of recognized national standing selected by the Company and satisfactory to the Required Banks.

          9.1.2.  Interim Reports.  As soon as available, and in any event
                  ---------------
     within 50 days after each quarter (except the last quarter) of each fiscal year of the Company, a copy of the unaudited financial statements of the Company and its Subsidiaries for such quarter prepared in a manner consistent with the audited financial statements referred to in Section
                                                                     -------
     9.1.1, signed by the Company's chief financial officer and consisting of at
     -----
     least a balance sheet as at the close of such quarter and statements of earnings and cash flows for such quarter and for the period from the beginning of such fiscal year to the close of such quarter.

          9.1.3.  Certificates.  Contemporaneously with the furnishing of a copy
                  ------------
     of each annual audit report and of each set of quarterly statements provided for in this Section 9.1, a certificate of the Company dated the
                          -----------
     date of delivery of such annual report or such quarterly statements and signed by the Company's chief financial officer, to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it and containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 9.
          ---------

          9.1.4.  Certain Notices.  Forthwith upon learning of the occurrence of
                  ---------------
     any of the following, written notice thereof, describing the same and the steps being taken by the Company or the Subsidiary affected with respect thereto:

               (i) the occurrence of an Event of Default or an Unmatured Event of Default;

              (ii)  the institution of any Litigation Action, provided that
                                                              --------
          the Company need not give notice of any new Litigation Action unless such Litigation Action, together with all other pending Litigation Actions, could, if adversely determined, reasonably be expected to have a Material Adverse Effect;

             (iii) the entry of any judgment or decree against the Company or any Subsidiary if the aggregate amount of all judgments and decrees then outstanding against the Company and all Subsidiaries exceeds $10,000,000 after deducting (i) the amount with respect to which the Company or any Subsidiary is insured and with respect to which the insurer has not denied coverage in writing and (ii) the amount for which the Company or any Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Agent and the Required Banks;

              (iv)  the occurrence of a Reportable Event with respect to any Plan; the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other Person to terminate any Plan; the institution of any steps by the Company or any ERISA Affiliate to withdraw from any Plan; the incurrence of any material increase in the contingent liability of the Company or any Subsidiary with respect to any post-retirement welfare benefits; or the failure of the Company or any other Person to make a required contribution to a Plan if such failure is sufficient to give rise to a lien under Section 302(f) of ERISA; provided, however, that no notice shall be required of any of
                 --------  -------
          the foregoing unless the circumstance could reasonably be expected to have a Material Adverse Effect; or

               (v) the occurrence of a material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          9.1.5.  SEC Filings.  Promptly after the filing or making thereof,
                  -----------
     copies of all 8-K's (other than 8-K's relating solely to the issuance by the Company of securities pursuant to an effective registration statement), 10-Q's, 10-K's, and other material reports or registration statements filed by the Company or any Subsidiary with or to any securities exchange or the Securities and Exchange Commission.

          9.1.6.  Other Information.  From time to time such other information
                  -----------------
     concerning the Company and its Subsidiaries as any Bank or the Agent may reasonably request.

          Section 9.2.  Existence.  Maintain and preserve, and, subject to the
                        ---------
provisions of clauses (w), (x), (y) and (z) of Section 9.9, cause each
              ------- ---  ---  ---     ---    -----------
Subsidiary to maintain and preserve, its respective existence as a corporation or other form of business organization, as the case may be, and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its respective business in the ordinary course as conducted from time to time, except as may be determined by the Board of Directors of the Company in good faith to wind up and dissolve a Subsidiary that is not necessary or material to the business of the Company in its ordinary course as conducted from time to time.

          Section 9.3.  Nature of Business.  Engage, and cause each Subsidiary
                        ------------------
to engage, in substantially the same fields of business as it is engaged in on the date hereof.

          Section 9.4.  Books, Records and Access.  Maintain, and cause each
                        -------------------------
Subsidiary to maintain, complete and accurate books and records in which full and correct entries in conformity with generally accepted accounting principles in the United States shall be made of all dealings and transactions in relation to its respective business and activities. Permit, and cause each Subsidiary to permit, access by the Agent and each Bank to the books and records of the Company and such Subsidiary during normal business hours, and permit, and cause each Subsidiary to permit, the Agent and each Bank to make copies of such books and records.

          Section 9.5.  Insurance.  Maintain, and cause each Subsidiary to
                        ---------
maintain, such insurance as is described in Section 8.12.
                                            ------------

          Section 9.6.  Repair.  Maintain, preserve and keep, and cause each
                        ------
Subsidiary to maintain, preserve and keep, its material properties in good repair, working order and condition, and from time to time make, and cause each Subsidiary to make, all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained. In the case of properties leased by the Company or any Subsidiary to lessees, the Company may satisfy its obligations related to such properties under the previous sentence by causing, or by causing each Subsidiary to cause, such lessees to perform such obligations.

          Section 9.7.  Taxes.  Pay, and cause each Subsidiary to pay, when due,
                        -----
all of its Taxes, unless and only to the extent that the Company or such Subsidiary, as the case may be, is contesting any such Taxes in good faith and by appropriate proceedings and the Company or such Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by generally accepted accounting principles in the United

States, except where failure to pay such Taxes, individually or in the aggregate, cannot reasonably be expected to have a Material Adverse Effect.

          Section 9.8.  Compliance.  Comply, and cause each Subsidiary to
                        ----------
comply, in all material respects with all statutes and governmental rules and regulations applicable to it; and use reasonable efforts to cause, and cause each Subsidiary to use reasonable efforts to cause, each lessee of property owned by the Company or any Subsidiary to comply in all material respects with all statutes, governmental rules and regulations applicable to such property or applicable to such lessee in connection with its leasing.

          Section 9.9.  Merger, Purchase and Sale.  Except with respect to any
                        -------------------------
Permitted Acquisition, not, and not permit any Subsidiary to:

          (a)  be a party to any merger or consolidation;

          (b) transfer, convey, lease or otherwise dispose of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole; or

          (c) purchase or otherwise acquire all or substantially all the assets of any Person unless such purchase or acquisition is a Permitted Acquisition by the Company.

Notwithstanding the foregoing:

          (w) the Company may merge or consolidate with a person that is a U.S. corporation;

          (x) any Wholly-owned Subsidiary may merge into the Company or into or with any other Wholly-owned Subsidiary;

          (y) any Wholly-owned Subsidiary may consolidate with any other Wholly-owned Subsidiary so long as immediately thereafter 100% of the voting stock or other ownership interest of the resulting Person is owned by the Company or another Wholly-owned Subsidiary; and

          (z) any Wholly-owned Subsidiary may sell, transfer, convey, lease or assign all or a substantial part of its assets to the Company or another Wholly-owned Subsidiary;

provided, in each of the cases described in preceding clauses (w), (x), (y) and
--------                                              ------- ---  ---  ---
(z), that immediately thereafter and after giving effect thereto no Event of
---
Default or Unmatured Event of Default shall have occurred and be continuing and in the case of any (i) merger in which the Company is not the surviving entity or (ii) consolidation to which the Company is a party, the surviving entity or the Person formed by such consolidation, as the case may be, shall assume the Company's obligations and performance of the Company's covenants under this Agreement in a writing satisfactory in form and substance to the Agent.

          Section 9.10.  Consolidated Indebtedness to Consolidated Tangible Net
                         ------------------------------------------------------
Worth Ratio.  Not permit the ratio of Consolidated Indebtedness to Consolidated
-----------
Tangible Net Worth to exceed 600% on and as of the last day of any fiscal year or 650% at any other time.

          Section 9.11.  Fixed Charge Coverage Ratio.  Not permit the Fixed
                         ---------------------------
Charge Coverage Ratio on the last day of any quarter of any fiscal year of the Company to be less than 125%.

          Section 9.12.  Consolidated Tangible Net Worth.  Not permit the
                         -------------------------------
Company's Consolidated Tangible Net Worth to be less than $1,500,000,000 plus 50% of (a) the cumulative net income (but without deduction for cumulative net losses) of the Company and its Subsidiaries determined on a consolidated basis in accordance with United States generally accepted accounting principles, (b) the cumulative equity capital contributions from AIG and (c) the net proceeds from the sale of preferred stock, in each case for the period from September 30, 1994 to and including the date of any determination hereunder.

          Section 9.13.  Restricted Payments.  Not declare or pay any dividends
                         -------------------
whatsoever or make any distribution on any capital stock of the Company (except in shares of, or warrants or rights to subscribe for or purchase shares of, capital stock of the Company), and not, and not permit any Subsidiary to, make any payment to acquire or retire shares of capital stock of the Company, at any time when (i) an Event of Default as described in Section 11.1 has occurred and
                                                  ------------
is continuing and there are Loans outstanding hereunder or (ii) an Event of Default as described in Section 11.1.1 has occurred and is continuing and there
                        --------------
are no Loans outstanding hereunder; provided, however, that notwithstanding the
                                    --------  -------
foregoing, this Section 9.13 shall not prohibit (x) the payment of dividends on
                ------------
any of the Company's market auction preferred stock that was sold to the public pursuant to an effective registration statement under the Securities Act of 1933 or (y) the payment of dividends within 30 days of the declaration thereof if such declaration was not prohibited by this
Section 9.13.
------------

          Section 9.14.  Liens.  Not, and not permit any Subsidiary to, create
                         -----
or permit to exist any Lien upon or with respect to any of its properties or assets of any kind, now owned or hereafter acquired, or on any income or profits therefrom, except for
           ------

          (a) Liens existing on date hereof that are reflected in the financial statements of the Company dated prior to the date hereof;

          (b) Liens upon or in any property (other than property acquired for lease to a Person other than the Company or a Subsidiary) acquired or held by the Company or a Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness permitted under Section 9.15 incurred or guaranteed by the Company or any Subsidiary
           ------------
     prior to, at the time of, or within 60 days after the later of the acquisition, completion of construction or commencement of full operation of such property, which Indebtedness was incurred or guaranteed solely for the purpose of financing the acquisition of such property or construction or improvements thereon; provided, however, that in the case of any such
                              --------  -------
     acquisition, construction or improvement, the Lien shall not apply to any property theretofore owned by the Company or a Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (c) Liens securing the Indebtedness of a Subsidiary owing to the Company or to a Wholly-owned Subsidiary;

          (d) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Subsidiary or at the time of a purchase, lease or other acquisition of the properties of a corporation or firm as an entirety or substantially as an entirety by the Company or a Subsidiary, provided that any such Lien shall not extend
                                  --------
     to or cover any assets or properties of the Company or such Subsidiary owned by the Company or such Subsidiary prior to such merger, consolidation, purchase, lease or acquisition, unless otherwise permitted under this Section 9.14;
                ------------

          (e) leases or subleases granted to others in the ordinary and usual course of the Company's business;

          (f) easements, rights of way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any Subsidiary;

          (g) banker's Liens arising, other than by contract, in the ordinary and usual course of the Company's business;

          (h) Liens incurred or deposits made in the ordinary course of business in connection with surety and appeal bonds, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), provided, however, that the obligation so secured is not overdue or is
     --------  -------
     being contested in good faith and by appropriate proceedings diligently pursued;

          (i) any replacement or successive replacement in whole or in part of any Lien referred to in the foregoing clauses (a) to (h), inclusive,
                                           -----------    ---
     provided, however, that the principal amount of any Indebtedness secured by
     --------  -------
     the Lien shall not be increased and the principal repayment schedule and maturity of such Indebtedness shall not be extended and (i) such replacement shall be limited to all or a part of the property which secured the Lien so replaced (plus improvements and construction on such property) or (ii) if the property which secured the Lien so replaced has been destroyed, condemned or damaged and pursuant to the terms of the Lien other property has been substituted therefor, then such replacement shall be limited to all or part of such substituted property;

          (j) Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any Subsidiary with respect to which the Company or such Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company or any Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Subsidiary is a party;

          (k) carrier's, warehouseman's, mechanic's, landlord's and materialmen's Liens, Liens for Taxes, assessments and other governmental charges and other similar Liens, in each case arising in the ordinary course of business, securing obligations that are not incurred in connection with the obtaining of any advance or credit and which are either not overdue or are being contested in good faith and by appropriate proceedings diligently pursued;

          (l) Liens securing Indebtedness of each of the Company's Wholly-owned Subsidiaries to be incorporated outside the United States for the purpose of providing subsidized financing of the acquisition of Airbus Industrie aircraft, the repayment obligations of which will be supported by guaranties issued by certain European government export credit agencies (the European Credit Agency Export Finance Program or "ECA Program") and a Company Guaranty and a pledge of the assets of (including any rights to or interests in any reserve or security deposit held by) each such Wholly-owned Subsidiary, provided that such Liens shall encumber only the assets
                       --------
     of (including any rights to or interests in any reserve or security deposit held by) each such Wholly-owned Subsidiary, and provided further, that the
                                                     -------- -------
     aggregate amount of Indebtedness of all such Wholly-owned Subsidiaries secured by Liens does not at the time exceed $2 billion during the 1995 fiscal year of the Company and $3 billion thereafter, minus in either case the amount of outstanding Liens permitted under Section 9.14(m); and
                                                     ---------------

          (m) other Liens securing Indebtedness of the Company or any Subsidiary in an aggregate amount which, together with all other outstanding Indebtedness of the Company and the Subsidiaries secured by Liens not listed in clauses (a) through (l) of this Section 9.14, does not
                         -----------         ---         ------------
     at the time exceed 12.5% of the Consolidated Tangible Net Worth of the Company as shown on its audited consolidated financial statements as of the end of the fiscal year preceding the date of determination minus the amount of outstanding Liens permitted under Section 9.14(l).
                                          ---------------

          Section 9.15.  Leases.  Not, and not permit any Subsidiary to, become
                         ------
obligated, as lessee, under any lease of real or personal property if at the time of entering into such lease and after giving effect thereto the aggregate Operating Lease Rentals would exceed 20% of Consolidated Indebtedness.

          Section 9.16.  Use of Proceeds.  Not permit any proceeds of the Loans
                         ---------------
to be used, either directly or indirectly,

          (a) for the payment of any dividend or for the repurchase of any of the Company's equity securities;

          (b) for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time;

          (c) for the purpose, whether immediate, incidental or ultimate, of acquiring directly or indirectly any of the outstanding shares of voting stock of any corporation which (i) has announced that it will oppose such acquisition or (ii) has commenced any litigation which alleges that any such acquisition violates, or will violate, applicable law; or

          (d) for any other purpose except (i) to support the Company's commercial paper program or (ii) for general corporate purposes in the ordinary course of business.

          Section 9.17.  Transactions with Related Parties.  Not, and not permit
                         ---------------------------------
any Subsidiary to, enter into or be a party to any transaction or arrangement, including, without limitation, the purchase, sale, lease or exchange of property or the rendering of any service, with any Related Party, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not a Related Party.

          Section 9.18.  Securitization.  Promptly after the receipt thereof,
                         --------------
apply the proceeds from the securitization of assets (aircraft lease portfolio securitizations), net of expenses related to any such securitization, to the repayment of Indebtedness.

          SECTION 10.  CONDITIONS TO LENDING.

          Section 10.1.  Conditions Precedent to All Loans.  Each Bank's
                         ---------------------------------
obligation to make each Loan is subject to the following conditions precedent:

          10.1.1.  No Default.  (a) No Event of Default or Unmatured Event of
                   ----------
     Default has occurred and is continuing or will result from the making of such Loan, (b) the representations and warranties contained in Section 8
                                                                    ---------
     are true and correct in all material respects as of the date of such requested Loan, with the same effect as though made on the date of such Loan (it being understood that each request for a Loan shall automatically constitute a representation and warranty by the Company that, as at the requested date of such Loan, (x) all conditions under this Section 10.1.1
                                                                --------------
     shall be satisfied and (y) after the making of such Loan the aggregate principal amount of all outstanding Loans will not exceed the Aggregate Commitment).

          10.1.2.  Documents.  The Agent shall have received (a) a certificate
                   ---------
     signed by an Authorized Officer of the Company as to compliance with
     Section 10.1.1, which requirement shall be deemed satisfied by the
     --------------
     submission of a properly completed Notice of Competitive Bid Borrowing or Committed Loan Request and (b) such other documents as the Agent may reasonably request in support of such Loan.

          10.1.3.  Litigation.  No Litigation Action not disclosed in writing by
                   ----------
     the Company to the Agent and the Banks prior to the date of the last previous Loan hereunder (or, in the case of the initial Loan, prior to the date of execution and delivery of this Agreement) ("New Litigation") has been instituted and no development not so disclosed has occurred in any other Litigation Action ("Existing Litigation"), unless the resolution of all New Litigation and Existing Litigation against the Company and its Subsidiaries could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 10.2.  Conditions to the Availability of the Commitments.  The
                         -------------------------------------------------
obligations of each Bank hereunder are subject to, and the Banks' Commitments shall not become available until the date on which each of the following conditions precedent shall have been satisfied or waived in writing by the Required Banks:

          10.2.1.  Revolving Credit Agreement.  The Agent shall have received
                   --------------------------
     this Agreement duly executed and delivered by each of the Banks and the Company and each of the Banks shall have received a fully executed Committed Note and a fully executed Bid Note.

          10.2.2.  Evidence of Corporate Action.  The Agent shall have received
                   ----------------------------
     certified copies of all corporate actions taken by the Company to authorize this Agreement and the Notes.

          10.2.3.  Incumbency and Signatures.  The Agent shall have received a
                   -------------------------
     certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement to be executed by the Company, together with a sample of the true signature of each such officer (it being understood that the Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

          10.2.4.  Good Standing Certificates.  The Agent shall have received
                   --------------------------
     such good standing certificates of state officials with respect to the incorporation of the Company, or other matters, as the Agent or the Banks may reasonably request.

          10.2.5.  Opinions of Company Counsel.  The Agent shall have received
                   ---------------------------
     favorable written opinions of O'Melveny & Myers, counsel for the Company, in substantially the form of Exhibit G, and the Corporate Counsel of the
                                  ---------
     Company, in substantially the form of Exhibit H.
                                           ---------

          10.2.6.  Opinion of Agent's Counsel.  The Agent shall have received a
                   --------------------------
     favorable written opinion of Sullivan & Cromwell, counsel to the Agent, with respect to documents received by the Agent and the Banks and such legal matters as the Agent reasonably may require.

          10.2.7.  Other Documents.  The Agent shall have received such other
                   ---------------
     certificates and documents as the Agent or the Banks reasonably may require.

          10.2.8.  Fees.  The Agent shall have received for the account of the
                   ----
     Agent, the arrangement fee, as previously agreed to between the Company and the Agent and the Agent's fees payable to the Funding Date pursuant to
     Section 4.5 hereof.
     -----------

          10.2.9.  Material Adverse Change.  Since the date of the audited
                   -----------------------
     financial statements identified in Section 8.4 hereof, there shall not have
                                        -----------
     occurred any material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          10.2.10.  Termination of Revolving Credit Facilities.  The Company
                    ------------------------------------------
     shall have paid all amounts owing and otherwise satisfied and discharged all of its obligations arising under each of the Revolving Credit Agreements, dated as of February 2, 1995, as amended, among the Company, the Agent and the banks named therein, and such agreements shall have been terminated and of no further force and effect, evidence of which shall have been made available to the Agent.


          SECTION 11.  EVENTS OF DEFAULT AND THEIR EFFECT.

          Section 11.1.  Events of Default.  Each of the following shall
                         -----------------
constitute an Event of Default under this Agreement:

          11.1.1.  Non-Payment of Notes, etc.  Default in the payment when due
                   --------------------------
     of any principal of any Loan; or default, and continuance thereof for five days, in the payment when due of any interest on any Loan or any fees payable by the Company hereunder.

          11.1.2.  Non-Payment of Other Indebtedness for Borrowed Money.
                   ----------------------------------------------------
     Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal of, inter est on or fees incurred in connection with any other Indebtedness of, or guaranteed by, the Company or any Significant Subsidiary (except (i) any such Indebtedness of any Subsidiary to the Company or to any other Subsidiary and (ii) any Indebtedness hereunder) and, if a default in the payment of interest or fees, continuance of such default for five days, in the case of interest, or 30 days, in the case of fees, or default in the performance or observance of any obligation or condition with respect to any such other Indebtedness if the effect of such default (subject to any applicable grace period) is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity; provided, however, that the aggregate principal amount of all
               --------  -------
     Indebtedness as to which there has occurred any default as described above shall equal or exceed $50,000,000.

          11.1.3.  Bankruptcy, Insolvency, etc.  The Company or any Significant
                   ----------------------------
     Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or the Company or any Significant Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Company or such Significant Subsidiary or any property thereof, or makes a general assignment for the benefit of credi tors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Company or any Significant Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any warrant of attachment or similar legal process is issued against any substantial part of the property of the Company or any of its Significant Subsidiaries which is not released within 60 days of service; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Significant Subsidiary), is commenced in respect of the Company or any Significant Subsidiary, and, if such case or proceeding is not commenced by the Company or such Significant Subsidiary it is consented to or acquiesced in by the Company or such Significant Subsidiary or remains for 60 days undismissed; or the Company or any Significant Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

          11.1.4.  Non-Compliance with this Agreement. Failure by the Company to
                   ----------------------------------
     comply with or to perform any of the Company's covenants herein or any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 11.1) and continuance of
                                               ------------
     such failure for 30 days (or, if the Company failed to give notice of such non-compliance or nonperformance pursuant to Section 9.1.4 within one
                                                  -------------
     Business Day after obtaining actual knowledge thereof, 30 days less the number of days elapsed between the date the Company obtained such actual knowledge and the date the Company gives the notice pursuant to Section
                                                                     -------
     9.1.4, but in no event less than one Business Day) after notice thereof to
     -----
     the Company from the Agent, any Bank, or the holder of any Note.

          11.1.5.  Representations and Warranties.  Any representation or
                   ------------------------------
     warranty made by the Company herein
     is untrue or misleading in any material respect when made or deemed made; or any schedule, statement, report, notice, or other writing furnished by the Company to the Agent or any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or any certification made or deemed made by the Company to the Agent or any Bank is untrue or misleading in any material respect on or as of the date made or deemed made.

          11.1.6.  Employee Benefit Plans.  The institution by the Company or
                   ----------------------
     any ERISA Affiliate of steps to terminate any Plan if, in order to effectuate such termination, (i) the Company or any ERISA Affiliate would be required to make a contribution to such Plan or would incur a liability or obligation to such Plan in an amount in excess of $10,000,000 and (ii) immediately after giving effect to the payment or satisfaction of such contribution, liability or obligation (if made or undertaken by the Company or any Subsidiary) an Event of Default or Unmatured Event of Default would exist and be continuing; or the institution by the PBGC of steps to terminate any Plan; or a contribution failure occurs with respect to a Plan sufficient to give rise to a lien under Section 302(f) of ERISA securing an amount in excess of $10,000,000.

          11.1.7.  Litigation.  There shall be entered against the Company or
                   ----------
     any Subsidiary one or more judgments or decrees in excess of $10,000,000 in the aggregate at any one time outstanding for the Company and all Subsidiaries and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof, excluding those judgments or decrees for and to the extent to which the Company or any Subsidiary is insured and with respect to which the insurer has not denied coverage in writing or for and to the extent to which the Company or any Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Required Banks; and

          11.1.8.  Change of Ownership.  AIG shall cease to own beneficially at
                   -------------------
     least 51% of all of the outstanding shares of the common stock of the Company.

          Section 11.2.  Effect of Event of Default. If any Event of Default
                         --------------------------
described in Section 11.1.3 shall occur, the Commitments (if they have not
             --------------
theretofore terminated) shall immediately terminate and all Loans and all interest and other amounts due hereunder shall become immediately due and payable, all without presentment, demand or notice of any kind; and, in the case of any other Event of Default, the Agent may, and upon written request of the Required Banks shall, declare the Commitments (if they have not theretofore terminated) to be terminated and all Loans and all interest and other amounts due hereunder to be due and payable, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and all Loans and all interest and other amounts due hereunder shall become immediately due and payable, all without presentment, demand or notice of any kind. The Agent shall promptly advise the Company and each Bank of any such declaration, but failure to do so shall not impair the effect of such declaration.


          SECTION 12.  THE AGENT.

          Section 12.1.  Authorization.  Each Bank and the holder of each Note
                         -------------
authorizes the Agent to act on behalf of such Bank or holder to the extent provided herein and in any other document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto. Subject to the provisions of Section 12.3, the Agent will
                                                  ------------
take such action permitted by any agreement delivered in connection with this Agreement as may be requested in writing by the Required Banks or if required under Section 13.1, all of the Banks. The Agent shall promptly remit in
      ------------
immediately available funds to each Bank or other holder its share of all payments received by the Agent for the account of such Bank or holder, and shall promptly transmit to each Bank (or share with each Bank the contents of) each notice it receives from the Company pursuant to this Agreement.

          Section 12.2.  Indemnification.  The Banks agree to indemnify the
                         ---------------
Agent in its capacity as such (to the extent not reimbursed by the Company), ratably according to their respective Percentages, from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment to the Agent of
           --------
any portion of such actions, causes of action, suits, losses, liabilities, damages and expenses resulting from the Agent's or its employees' or agents' gross negligence or willful misconduct. Without limiting the foregoing, subject to
Section 13.5 each Bank agrees to reimburse the Agent promptly upon demand for
------------
its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in such capacity in connection with the preparation, execution or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or any amendments or supplements hereto or thereto to the extent that the Agent is not reimbursed for such expenses by the Company. All obligations provided for in this Section 12.2 shall survive
                                                   ------------
repayment of the Loans, cancellation of the Notes or any termination of this Agreement.

          Section 12.3.  Action on Instructions of the Required Banks.  As to
                         --------------------------------------------
any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but the Agent shall in all cases be fully protected in acting or refraining from acting upon the written instructions from (i) the Required Banks, except for instructions which under the express provisions hereof must be received by the Agent from all Banks and (ii) in the case of such instructions, from all Banks. In no event will the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The relationship between the Agent and the Banks is and shall be that of agent and principal only and nothing herein contained shall be construed to constitute the Agent a trustee for any holder of a Note or of a participation therein nor to impose on the Agent duties and obligations other than those expressly provided for herein.

          Section 12.4.  Payments.  (a) The Agent shall be entitled to assume
                         --------
that each Bank has made its Loan available in accordance with Section 2.3 or
                                                              -----------
Section 3.2(c), as applicable, unless such Bank notifies the Agent at its Notice
--------------
Office prior to 11:00 a.m., New York City time, on the Funding Date for such Loan that it does not intend to make such Loan available, it being understood that no such notice shall relieve such Bank of any of its obligations under this Agreement. If the Agent makes any payment to the Company on the assumption that a Bank has made the proceeds of such Loan available to the Agent but such Bank has not in fact made the proceeds of such Loan available to the Agent, such Bank shall pay to the Agent on demand an amount equal to the amount of such Bank's Loan, together with interest thereon for each day that elapses from and including such

Funding Date to but excluding the Business Day on which the proceeds of such Bank's Loan become immediately available to the Agent at its Payment Office prior to 12:00 Noon, New York City time, at the Federal Funds Rate for each such day, based upon a year of 360 days. A certificate of the Agent submitted to any Bank with respect to any amounts owing under this Section 12.4(a) shall be
                                                  ---------------
conclusive absent demonstrable error. If the proceeds of such Bank's Loan are not made available to the Agent at its Payment Office by such Bank within three Business Days of such Funding Date, the Agent shall be entitled to recover such amount on demand from the Company, together with interest thereon for each day that elapses from and including such Funding Date to but excluding the Business Day on which such proceeds become immediately available to the Agent prior to 12:00 Noon, New York City time, (i) in the case of a Bid Loan, at the rate per annum applicable thereto and (ii) in the case of a Committed Loan, at the rate per annum applicable to Base Rate Loans hereunder, in either case based upon a year of 360 days. Nothing in this paragraph (a) shall relieve any Bank of any
                                   -------------
obligation it may have hereunder to make any Loan or prejudice any rights which the Company may have against any Bank as a result of any default by such Bank hereunder.

          (b) The Agent shall be entitled to assume that the Company has made all payments due hereunder from the Company on the due date thereof unless it receives notification prior to any such due date from the Company that the Company does not intend to make any such payment, it being understood that no such notice shall relieve the Company of any of its obligations under this Agreement. If the Agent distributes any payment to a Bank hereunder in the belief that the Company has paid to the Agent the amount thereof but the Company has not in fact paid to the Agent such amount, such Bank shall pay to the Agent on demand (which shall be made by telegram, telex, facsimile or personal delivery) an amount equal to the amount of the payment made by the Agent to such Bank, together with interest thereon for each day that elapses from and including the date on which the Agent made such payment to but excluding the Business Day on which the amount of such payment is returned to the Agent at its Payment Office in immediately available funds prior to 12:00 Noon, New York City time, at the Federal Funds Rate for each such day, based upon a year of 360 days. If the amount of such payment is not returned to the Agent in immediately available funds within three Business Days after demand by the Agent, such Bank shall pay to the Agent on demand an amount calculated in the manner specified in the preceding sentence after substituting the term "Base Rate" for the term "Federal Funds Rate". A certificate of the Agent submitted to any Bank with respect to amounts owing under this Section 12.4(b) shall be conclusive
                                         ---------------
absent demonstrable error.

          Section 12.5.  Exculpation.  The Agent shall be entitled to rely upon
                         -----------
advice of counsel concerning legal matters, and upon this Agreement and any Note, security agreement, schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper person. Neither the Agent nor any of its directors, officers, employees or agents shall (i) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of, this Agreement, any Note or any other instrument or document delivered hereunder or in connection herewith, (ii) be deemed to have knowledge of an Event of Default or Unmatured Event of Default until after having received actual notice thereof from the Company or a Bank,
(iii) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by the Company or any other obligor of its obligations or (iv) in any event, be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity.

          Section 12.6.  Credit Investigation.  Each Bank acknowledges, and
                         --------------------
shall cause each Assignee or Participant to acknowledge in its assignment or participation agreement with such Bank, that it has (i) made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had the Loans been made directly by such Bank or other applicable Person to the Company without the intervention of the Agent or any other Bank and (ii) independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made and will continue to make its own credit analysis and decisions relating to this Agreement. Each Bank agrees and acknowledges, and shall cause each Assignee or Participant to agree and acknowledge in its assignment or participation agreement with such Bank, that the Agent makes no representations or warranties about the creditworthiness of the Company or any other party to this Agreement or with respect to the legality, validity, sufficiency or enforceability of this Agreement or any Note.

          Section 12.7.  UBS and Affiliates.  UBS and each of its successors as
                         ------------------
Agent shall have the same rights and powers hereunder as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and UBS and any such successor and its Affiliates may accept deposits from, lend money to and generally engage, and continue to engage, in any kind of business with the Company or any Affiliate thereof as if UBS or such successor were not the Agent hereunder.

          Section 12.8.  Resignation.  The Agent may resign as such at any time
                         -----------
upon at least 30 days' prior notice to the Company and the Banks. In the event of any such resignation, Banks having an aggregate Percentage of more than 50% shall as promptly as practicable appoint a successor Agent reasonably acceptable to the Company. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent reasonably acceptable to the Company, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a suc cessor agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section
                                                                        -------
12 shall inure to its benefit as to any actions taken or omitted to be taken by
--
it while it was Agent under this Agreement.


          SECTION 13.  GENERAL.

          Section 13.1.  Waiver; Amendments.  No delay on the part of the Agent,
                         ------------------
any Bank, or the holder of any Loan in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Agent and by Banks having an aggregate

Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks, and then any amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent (i) shall extend or increase the amount of the Commitments, extend the due date for any amount payable hereunder, reduce or waive any fee hereunder, change the definition of "Required Banks" or Percentage in Section 1,
                                                                      ---------
amend or modify Section 4.1 or change any of the defined terms used in Section
                -----------                                            -------
4.1, amend or modify Section 4.4, Section 4.6, Section 11.1.1 or Section 11.1.8,
---                  -----------  -----------  --------------    --------------
modify this Section 13.1 or otherwise change the aggregate Percentage required
            ------------
to effect an amendment, modification, waiver or consent without the written consent of all Banks, (ii) shall waive any of the conditions precedent specified in Section 10.1 for the making of any Loan without the written consent of the
   ------------
Bank which is to make such Loan or (iii) shall extend the scheduled maturity or reduce the principal amount of, or rate of interest on, or extend the due date for any amount payable under, any Loan without the written consent of the holder of the Note evidencing such Loan. Amendments, modifications, waivers and consents of the type described in clause (iii) of the preceding sentence with
                                  ------------
respect to Bid Loans or Bid Notes may be effected with the written consent of the holder of such Bid Loans or Bid Notes and no consent of any other Bank or other holder shall be required in connection therewith. No provisions of

Section 12 shall be amended, modified or waived without the Agent's written
----------
consent.

          Section 13.2.  Notices.  Except as otherwise expressly provided in
                         -------
this Agreement, any notice hereunder to the Company, the Agent, or any Bank or other holder of a Loan shall be in writing and, if by telegram, telex, facsimile or personal delivery, shall be deemed to have been given and received when sent and, if mailed, shall be deemed to have been given and received three Business Days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Company, the Agent, or such Bank (or other holder) at its address shown below its signature hereto or at such other address as it may, by written notice received by the other parties to this Agreement, have designated as its address for such purpose. The Agent, any Bank or the holder of any Note giving any waiver, consent or notice to, or making any request upon, the Company hereunder shall promptly notify the Agent thereof. Correspondence of the type described in Section 2.2 with respect to Bid Loans and notices of
             -----------

Committed Loan Requests made by the Company shall, except as otherwise provided herein, be directed to the persons specified for such purpose for each party on the signature pages hereof or in subsequent writings among the parties. Additional copies of certain notices which any party may have requested on the signature pages hereof need not be delivered at the same time as the primary notices to such party, but the party delivering such primary notices shall use reasonable efforts to distribute such copies on the same Business Day as that on which such primary notices were distributed.

          Section 13.3.  Computations.  Where the character or amount of any
                         ------------
asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, at any time and to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles in the United States applied on a basis consistent with those in effect as at the date of the Company's audited financial statements referred to in Section
                                                                      -------
8.4.  If there should be any material change in generally accepted accounting
---
principles in the United States after the date hereof which materially affects the financial covenants in this Agreement, the parties hereto agree to negotiate in good faith appropriate revisions of such covenants (it being understood, however, that such covenants shall remain in full force and effect in accordance with their existing terms pending the execution by the Company and the Banks of any such amendment).

          Section 13.4.  Assignments; Participations.  Each Bank may assign, or
                         ---------------------------
sell participations in, its Loans and its Commitment to one or more other Persons in accordance with this Section 13.4 (and the Company consents to the
                                ------------
disclosure of any information obtained by any Bank in connection herewith to any actual or prospective Assignee or Participant).

          Section 13.4.1.  Assignments.  Any Bank may with the written consents
                           -----------
     of the Company and the Agent (which consents will not be unreasonably withheld or delayed) at any time assign and delegate to one or more commercial banks or other financial institutions (any Person to whom an assignment and delegation is made being herein called an "Assignee") all or any fraction of such Bank's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of such assigning Bank's Loans and

     Commitment); each such assignment of a Bank's Commitment, when considered in aggregate with any simultaneous assignment by such Bank pursuant to the $1,000,000,000 Revolving Credit Agreement executed by the parties hereto on the date hereof, shall be in the minimum aggregate amount of $10,000,000 or in integral multiples of $1,000,000 in excess thereof; provided that any
                                                            --------
     such Assignee will comply, if applicable, with the provisions contained in the first sentence of Section 6.4(b) and shall be deemed to have made, on
                           --------------
     the date of the effectiveness of such assignment and delegation, the representation and warranty set forth in the second sentence of Section
                                                                     -------
     6.4(b); and provided further, that the Company and the Agent shall be
     ------      -------- -------
     entitled to continue to deal solely and directly with such assigning Bank in connection with the interests so assigned and delegated to an Assignee until such assigning Bank and/or such Assignee shall have:

               (i) given written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, substantially in the form of Exhibit I,
                                                                      ---------
          to the Company and the Agent;

              (ii) provided evidence satisfactory to the Company and the Agent that, as of the date of such assignment and delegation, the Company will not be required to pay any costs, fees, taxes or other amounts of any kind or nature with respect to the interest assigned in excess of those payable by the Company with respect to such interest prior to such assignment;

             (iii) paid to the Agent for the account of the Agent a processing fee of $2,500; and

              (iv) provided to the Agent evidence reasonably satisfactory to the Agent that the assigning Bank has complied with the provisions of the last sentence of Section 12.6.
                               ------------

Upon receipt of the foregoing items and the consents of the Company and the Agent, (x) the Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee, such Assignee shall have the rights and obligations of a Bank hereunder and under the other instruments and documents executed in connection herewith and (y) the assigning Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it, shall be released from its obligations hereunder. The Agent may from time to time (and upon the request of the Company or any Bank after any change therein shall) distribute a revised Schedule I indicating any changes in the
                                    ----------
Banks party hereto or the respective Percentages of such Banks. Within five Business Days after the Company's receipt of notice from the Agent of the effectiveness of any such assignment and delegation, the Company shall execute and deliver to the Agent (for delivery to the relevant Assignee) new Notes in favor of such Assignee and, if the assigning Bank has retained Loans and a Commitment hereunder, replacement Notes in favor of the assigning Bank (such Notes to be in exchange for, but not in payment of, the Notes previously held by such assigning Bank). Each such Note shall be dated the date of the predecessor Notes. The assigning Bank shall promptly mark the predecessor Notes "exchanged" and deliver them to the Company. Any attempted assignment and delegation not made in accordance with this Section 13.4.1 shall be null and void.
                             --------------

          The foregoing consent requirement shall not be applicable in the case of, and this Section 13.4.1 shall not restrict, any assignment or other transfer
             --------------
by any Bank of all or any portion of such Bank's Loans to any Federal Reserve Bank; provided that such Federal Reserve Bank shall not be considered a "Bank"
      --------
for purposes of this Agreement.

          Section 13.4.2.  Participations.  Any Bank may at any time sell to
                           --------------
one or more commercial banks or other Persons (any such commercial bank or other Person being herein called a "Participant") participating interests in any of its Loans, its Commitment or any other interest of such Bank hereunder; provided, however, that
--------  -------

          (a)  no participation contemplated in this Section 13.4.2 shall
                                                     --------------
     relieve such Bank from its Commitment or its other obligations hereunder;

          (b) such Bank shall remain solely responsible for the performance of its Commitment and such other obligations hereunder and such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder, including the right to approve any amendment, modification or waiver of any provision of this Agreement (subject to
     Section 13.4.2(d) below);
     -----------------

          (c) the Company and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement;

          (d) no Participant, unless such Participant is an affiliate of such Bank, or is itself a Bank, shall be entitled to require such Bank to take or refrain from taking any action hereunder, except that such Bank may agree with any Participant that such Bank will not, without such Participant's consent, take any actions of the type described in the third sentence of Section 13.1;
                 ------------

          (e) the Company shall not be required to pay any amount under Sections 4.1, 6.4 or 7.1 that is greater than the amount which the Company
     ------------  ---    ---
     would have been required to pay had no participating interest been sold;

          (f) no Participant may further participate any interest in any Committed Loan (and each participation agreement shall contain a restriction to such effect). The Company acknowledges and agrees that, to the extent permitted by applicable law, each Participant shall be considered a Bank for purposes of Sections 7.1, 7.4, 13.5 and 13.6, and by
                                       ------------  ---  ----     ----
     its acceptance of a participation herein, each Participant agrees to be bound by the provisions of Section 6.2(b) as if such Participant were a
                                --------------
     Bank; and

          (g) such Bank shall have provided to the Agent evidence reasonably satisfactory to the Agent that such Bank has complied with the provisions of the last sentence of Section 12.6.
                             ------------

          Section 13.5.  Costs, Expenses and Taxes.  The Company agrees to pay
                         -------------------------
on demand (a) all out-of-pocket costs and expenses of the Agent (including the fees and out-of-pocket expenses of counsel for the Agent (and of local counsel, if any, who may be retained by said counsel) in an amount not to exceed an amount separately agreed to between the Agent and the Company), in connection with the preparation, execution, delivery and administration of this Agreement, the Notes and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith and (b) all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses and allocated costs of staff counsel) incurred by the Agent and each Bank in connection with the enforcement of this Agreement, the Notes or any such other instruments or documents. Each Bank agrees to reimburse the Agent for such Bank's pro rata share

(based upon its respective Percentage) of any such costs or expenses incurred by the Agent on behalf of all the Banks and not paid by the Company other than any fees and out-of-pocket expenses of counsel for the Agent which exceed the amount which the Company has agreed with the Agent to reimburse. In addition, the Company agrees to pay, and to hold the Agent and the Banks harmless from all liability for, any stamp or other Taxes which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this Section 13.5 shall
                                                           ------------
survive repayment of the Loans, cancellation of the Notes or any termination of this Agreement.

          Section 13.6.  Indemnification.  In consideration of the execution and
                         ---------------
delivery of this Agreement by the Agent and the Banks, the Company hereby agrees to indemnify, exonerate and hold each of the Banks, the Agent, and each of the officers, directors, employees and agents of the Banks and Agent (collectively herein called the "Bank Parties" and individually called a "Bank Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively herein called the "Indemnified Liabilities"), incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to (i) this Agreement, the Notes or the Loans or (ii) the direct or indirect use of proceeds of any of the Loans or any credit extended hereunder, except for any such Indemnified Liabilities arising on account of such Bank Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section
                                                                        -------
13.6 shall survive repayment of the Loans, cancellation of the Notes or any
----
termination of this Agreement.

          Section 13.7.  Regulation U.  Each Bank represents that it in good
                         ------------
faith is not relying, either directly or indirectly, upon any margin stock (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

          Section 13.8.  Extension of Termination Dates; Removal of Banks;
                         -------------------------------------------------
Substitution of Banks.  (a) Not more than 90 days nor less than 60 days prior to
---------------------
the then-effective Termination Date, the Company may, at its option, request all the Banks then party to this Agreement to extend their scheduled Termination Dates by one calendar year by means of a letter, addressed to each such Bank and the Agent, substantially in the form of Exhibit J. Each such Bank electing (in
                                        ---------
its sole discretion) so to extend its scheduled Termination Date shall execute and deliver prior to the 30th day following receipt of such request counterparts of such letter to the Company and the Agent, whereupon (unless Banks with an aggregate Percentage in excess of 25% decline to extend their respective scheduled Termination Dates, in which event the Agent shall notify all the Banks thereof and no such extension shall occur), such Bank's scheduled Termination Date shall be extended to January 19 of the year immediately succeeding such Bank's then-current scheduled Termination Date. Any Bank that declines or fails to respond to the Company's request for such extension shall be deemed to have not extended its scheduled Terminate Date.

          (b) With respect to any Bank (i) on account of which the Company is required to make any deductions or withholdings or pay any additional amounts, as contemplated by Section 6.4, (ii) on account of which the Company is required
                   -----------
to pay any additional amounts, as contemplated by Section 7.1, (iii) for which
                                                  -----------
it is illegal to make a LIBOR Rate Loan, as contemplated by Section 7.3 or (iv)
                                                            -----------
which has declined to extend such Bank's scheduled Termination Date and Banks with an aggregate Percentage in excess of 75% have elected to extend their respective Termination Dates, the Company may in its discretion, upon not less than 30 days' prior written notice to the Agent and each Bank, remove such Bank as a party hereto. Each such notice shall specify the date of such removal (which shall be a Business Day and, if such Bank has any outstanding Bid Loans, shall (unless otherwise agreed by such Bank) be on or after the last day of the Loan Period for the Bid Loan of such Bank having the latest maturity date), which shall thereupon become the scheduled Termination Date for such Bank.

          (c) In the event that any Bank does not extend its scheduled Termination Date pursuant to subsection (a) above or is the subject of a notice
                             --------------
of removal pursuant to subsection (b) above, then, at any time prior to the
                       --------------
Termination Date for such Bank (a "Terminating Bank"), the Company may, at its option, arrange to have one or more other commercial banks or financial institutions (which may be a Bank or Banks and each of which shall herein be called a "Successor Bank") succeed to all or a percentage of the Terminating Bank's outstanding Loans, if any, and rights under this Agreement and assume all or a like percentage (as the case may be) of such Terminating Bank's undertaking to make Loans pursuant hereto and other obligations hereunder (as if (i) in the case of any Bank electing not to extend its scheduled Termination Date pursuant to subsection (a) above, such Successor
                                           --------------
Bank had extended its scheduled Termination Date pursuant to such subsection (a)
                                                                  --------------
and (ii) in the case of any Bank that is the subject of a notice of removal pursuant to sub section (b) above, no such notice of removal had been given by
            ---------------
the Company). Such succession and assumption shall be effected by means of one or more agreements supplemental to this Agreement among the Terminating Bank, the Successor Bank, the Company and the Agent. On and as of the effective date of each such supplemental agreement, each Successor Bank party thereto shall be and become a Bank for all purposes of this Agreement and to the same extent as any other Bank hereunder and shall be bound by and entitled to the benefits of this Agreement in the same manner as any other Bank.

          (d) On the Termination Date for any Terminating Bank, such Terminating Bank's Commitment shall terminate and the Company shall pay in full all of such Terminating Bank's Loans (except to the extent assigned pursuant to subsection (c) above) and all other amounts payable to such Bank hereunder
--------------
(including any amounts payable pursuant to Section 7.4 on account of such
                                           -----------
payment); provided that if an Event of Default or Unmatured Event of Default
          --------
exists on the date scheduled as any Terminating Bank's Termination Date, such Terminating Bank's scheduled Termination Date shall be extended to the first Business Day thereafter on which (i) no Event of Default or Unmatured Event of Default exists (without regard to any waiver or amendment that makes this Agreement less restrictive for the Company, other than as described in clause
                                                                       ------
(ii) below) or (ii) the Required Banks (which for purposes of this subsection
----                                                               ----------
(d) shall be determined based upon the respective Percentages and aggregate
---
Commitments of all Banks other than any Terminating Bank whose scheduled Termination Date has been extended pursuant to this proviso) waive or amend the provisions of this Agreement to cure all existing Events of Default or Unmatured Events of Default or agree to permit any borrowing hereunder notwithstanding the existence of any such event. In the event that UBS shall become a Terminating Bank, the Required Banks with the consent of the Company (which consent shall not be unreasonably withheld) shall appoint another Bank or other Person as Agent, which shall have all of the rights and obligations of the Agent upon the effective date of and pursuant to an agreement supplemental hereto among the Company and the Banks, and thereupon UBS, as Agent, shall be relieved from its obliga tions as Agent hereunder, it being understood that the provisions of Section 12 shall inure to the benefit of UBS
                                  ----------
as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no such successor Agent shall be appointed within 30 days of the Termination Date of the Agent, then the Agent shall, on behalf of the Banks, appoint a successor Agent in accordance with the provisions set forth in Section
                                                                         -------
12.8 for a resigning Agent.
----

          (e) To the extent that all or a portion of any Terminating Bank's obligations are not assumed pursuant to subsection (c) above, the Aggregate
                                        --------------
Commitment shall be reduced on the applicable Termination Date and each Bank's percentage of the reduced Aggregate Commitment shall be revised pro rata to reflect such Terminating Bank's absence. The Agent shall distribute a revised

Schedule I indicating such revisions promptly after the applicable Termination
----------
Date.  Such revised Schedule I shall be deemed conclusive in the absence of
                    ----------
demonstrable error.

          (f) The Agent agrees to use reasonable commercial efforts to assist the Company in locating one or more commercial banks or other financial institutions to replace any Terminating Bank prior to such Terminating Bank's Termination Date.

          Section 13.9.  Captions.  Section captions used in this Agreement are
                         --------
for convenience only and shall not affect the construction of this Agreement.

          Section 13.10.  Governing Law; Severability.  THIS AGREEMENT AND EACH
                          ---------------------------
NOTE SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. All obligations of the Company and the rights of the Agent, the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 13.11.  Counterparts; Effectiveness.  This Agreement may be
                          ---------------------------
executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. When counterparts of this Agreement executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such Bank), this Agreement shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

          Section 13.12.  Further Assurances.  The Company agrees to do such
                          ------------------
other acts and things, and to deliver to the Agent and each Bank such additional agreements, powers and instruments, as the Agent or any Bank may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Agent and each Bank their respective rights, powers and remedies hereunder.

          Section 13.13.  Successors and Assigns.  This Agreement shall be
                          ----------------------
binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent. Subject to Section 9.9, the Company may not assign any of its rights or
                   -----------
delegate any of its duties under this Agreement without the prior written consent of all of the Banks.

          Section 13.14.  Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH
                          --------------------
BANK HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          Delivered at Los Angeles, California as of the day and year first above written.

                                       INTERNATIONAL LEASE FINANCE
                                         CORPORATION

                                       By:  /s/ Alan H. Lund
                                            -----------------------------------
                                       Name:  ALAN H. LUND
                                       Title:  Executive Vice President and CFO

                                       By:  /s/ Pamela S. Hendry
                                            -----------------------------------
                                       Name:  PAMELA S. HENDRY
                                       Title:  Vice President and Treasurer

                                       1999 Avenue of the Stars
                                       39th Floor
                                       Los Angeles, California  90067

                                       Attention:  Pam Hendry
                                       Telephone:  (310) 788-1999
                                       Facsimile:  (310) 788-1990
                                       Telex:  69-1400 INTERLEAS BVHL

Agent:                                 UNION BANK OF SWITZERLAND,
                                         acting through its Los Angeles
                                         Branch, in its individual
                                         corporate capacity and as Agent

                                       By:  /s/ Philip A. Stephens
                                            -----------------------------------
                                       Name:  PHILIP A. STEPHENS
                                       Title:  Vice President

                                       By:  /s/ Thomas G. Jackson
                                            -----------------------------------
                                       Name:  THOMAS G. JACKSON
                                       Title:  Managing Director

                                       444 South Flower Street
                                       Suite 4600
                                       Los Angeles, California  90071

                                       Attention:  Philip Stephens
                                       Telephone:  (213) 489-0600
                                       Facsimile:  (213) 489-0697
                                       Telex:      6831878 UBSLSA


Managing Agents:                        COMMERZBANK AKTIENGESELLSCHAFT,
                                          LOS ANGELES BRANCH

                                        By:  /s/ Christian Jagenberg
                                             ----------------------------------
                                        Name:  CHRISTIAN JAGENBERG
                                        Title:  Senior Vice President and
                                                Manager

                                        By:  /s/ Karla Wirth
                                             ----------------------------------
                                        Name:  KARLA WIRTH
                                        Title:  Assistant Treasurer

                                        660 South Figueroa Street
                                        Suite 1450
                                        Los Angeles, California  90017

                                        Attention:  Werner Schmidbauer
                                        Telephone:  (213) 623-8223
                                        Facsimile:  (213) 623-0039
                                        Telex:      678338

                                       BAYERISCHE HYPOTHEKEN-UND
                                         WECHSEL-BANK AKTIENGESELLSCHAFT,
                                         CAYMAN ISLANDS BRANCH

                                       By:  /s/ Wolfgang H. Haugk
                                            -----------------------------------
                                       Name:  WOLFGANG H. HAUGK
                                       Title:  First Vice President

                                       By:  /s/ Wolfgang Novotny
                                            -----------------------------------
                                       Name:  WOLFGANG NOVOTNY
                                       Title:  Vice President

                                       Financial Square
                                       32 Old Slip, 32nd Floor
                                       New York, New York  10005

                                       Attention:  Wolfgang Novotny
                                       Telephone:  (212) 440-0789
                                       Facsimile:  (212) 440-0741
                                       Telex:      175850


Co-Agents:                             THE BANK OF NEW YORK

                                       By:  /s/ Lisa Y. Brown
                                            -----------------------------------
                                       Name:  LISA Y. BROWN
                                       Title:  Vice President

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       10990 Wilshire Boulevard
                                       Suite 1700
                                       Los Angeles, California  90024

                                       Attention:  Jonathan Rollins
                                       Telephone:  (310) 996-8658
                                       Facsimile:  (310) 996-8667

                                       THE BANK OF NOVA SCOTIA

                                       By:  /s/ John Quick
                                            -----------------------------------
                                       Name:  JOHN QUICK
                                       Title:  Officer

                                       101 California Street
                                       48th Floor
                                       San Francisco, California  94111

                                       Attention:  Alan Pendergast
                                       Telephone:  (415) 986-1100
                                       Facsimile:  (415) 397-0791
                                       Telex:      00340602


                                       THE BANK OF TOKYO, LIMITED,
                                         NEW YORK AGENCY

                                       By:  /s/ Yukio Yanaka
                                            -----------------------------------
                                       Name:  YUKIO YANAKA
                                       Title:  Senior Vice President

                                       1251 Avenue of the Americas
                                       New York, New York  10116-3138

                                       Attention:  Michael Irwin
                                       Telephone:  (212) 782-4316
                                       Facsimile:  (212) 782-6445


                                       THE CHASE MANHATTAN BANK, N.A.

                                       By:  /s/ Sherwood E. Exum, Jr.
                                            -----------------------------------
                                       Name:  SHERWOOD E. EXUM, JR.
                                       Title:  Managing Director

                                       One Chase Manhattan Plaza
                                       New York, New York  10081

                                       Attention:  Sherwood E. Exum, Jr.
                                       Telephone:  (212) 552-4655
                                       Facsimile:  (212) 552-5879
                                       Telex:      62910

                                       CHEMICAL BANK

                                       By:  /s/ James B. Treger
                                            -----------------------------------
                                       Name:  JAMES B. TREGER
                                       Title:  Vice President

                                       270 Park Avenue
                                       New York, New York  10017

                                       Attention:  Mathis Shinnick
                                       Telephone:  (212) 270-1012
                                       Facsimile:  (212) 270-1469


                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                         LOS ANGELES AGENCY

                                       By:  /s/ Tomohiro Nozaki
                                            -----------------------------------
                                       Name:  TOMOHIRO NOZAKI
                                       Title:  Senior Vice President and Joint
                                               General Manager

                                       555 West 5th Street
                                       Fifth Floor
                                       Los Angeles, California  90013

                                       Attention:  Israel Carmeli
                                       Telephone:  (213) 243-4760
                                       Facsimile:  (213) 624-5258
                                       Telex:      67-4 516/DKB-LSA


                                       DEUTSCHE BANK AG, LOS ANGELES
                                         BRANCH & CAYMAN ISLANDS BRANCH

                                       By:  /s/ Ross A. Howard
                                            -----------------------------------
                                       Name:  ROSS A. HOWARD
                                       Title:  Vice President

                                       By:  /s/ J. Scott Jessup
                                            -----------------------------------
                                       Name:  J. SCOTT JESSUP
                                       Title:  Vice President

                                       550 South Hope Street
                                       Suite 1850
                                       Los Angeles, California  90071

                                       Attention:  Ross A. Howard,
                                                   Christina Moore
                                       Telephone:  (213) 627-8200
                                       Facsimile:  (213) 627-9779

                                       DRESDNER BANK AG, LOS ANGELES
                                         AGENCY & GRAND CAYMAN BRANCH

                                       By:  /s/ Sidney S. Jordan
                                            -----------------------------------
                                       Name:  SIDNEY S. JORDAN
                                       Title:  Vice President

                                       By:  /s/ Vitol Wiacek
                                            -----------------------------------
                                       Name:  VITOL WIACEK
                                       Title:  Assistant Vice President

                                       725 South Figueroa Street
                                       Suite 3950
                                       Los Angeles, California  90017-5439

                                       Attention:  Barbara J. Readick
                                       Telephone:  (213) 489-5720
                                       Facsimile:  (213) 627-3819
                                       Telex:      4720286


                                       FIRST INTERSTATE BANK OF CALIFORNIA

                                       By:  /s/ Thomas J. Helotes
                                            -----------------------------------
                                       Name:  THOMAS J. HELOTES
                                       Title:  Vice President

                                       By:  /s/ Jonathan S. David
                                            -----------------------------------
                                       Name:  JONATHAN S. DAVID
                                       Title:  Assistant Vice President

                                       707 Wilshire Boulevard, W16-14
                                       Los Angeles, California  90017

                                       Attention:  Thomas J. Helotes
                                       Telephone:  (213) 614-4122
                                       Facsimile:  (213) 614-2569

                                       THE FUJI BANK, LIMITED

                                       By:  /s/ Nobuhiro Umemura
                                            -----------------------------------
                                       Name:  NOBUHIRO UMEMURA
                                       Title:  Joint General Manager

                                       333 South Grand Avenue
                                       Suite 2500
                                       Los Angeles, California  90071

                                       Attention:  Bryan Stapleton
                                       Telephone:  (213) 253-4152
                                       Facsimile:  (213) 253-4198


                                       ROYAL BANK OF CANADA

                                       By:  /s/ D.G. Calancie
                                            -----------------------------------
                                       Name:  D.G. CALANCIE
                                       Title:  Senior Manager

                                       1 Financial Square
                                       Corporate Banking East, U.S.A.
                                       New York, New York  10005-3531

                                       Attention:  D.G. Calancie
                                       Telephone:  (212) 428-6445
                                       Facsimile:  (212) 428-6459


                                       THE SAKURA BANK, LTD.,
                                         LOS ANGELES AGENCY

                                       By:  /s/ Ofusa Sato
                                            -----------------------------------
                                       Name:  OFUSA SATO
                                       Title:  Senior Vice President and
                                               Assistant General Manager

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       515 South Figueroa Street
                                       Suite 400
                                       Los Angeles, California  90071

                                       Attention:  J.R. Hainer
                                       Telephone:  (213) 489-6479
                                       Facsimile:  (213) 623-8692
                                       Telex:      67-7185

                                       THE SANWA BANK, LIMITED

                                       By:  /s/ Stephen C. Small
                                            -----------------------------------
                                       Name:  STEPHEN C. SMALL
                                       Title:  Vice President and Area Manager

                                       Park Avenue Plaza
                                       55 East 52nd Street
                                       New York, New York  10055

                                       Attention:  Stephen C. Small
                                       Telephone:  (212) 339-6201
                                       Facsimile:  (212) 754-1304
                                       Telex:      232423 RCA


                                       SOCIETE GENERALE

                                       By:  /s/ Maureen Kelly
                                            -----------------------------------
                                       Name:  MAUREEN KELLY
                                       Title:  Vice President

                                       2029 Century Park East
                                       Suite 2900
                                       Los Angeles, California  90067

                                       Attention:  Maureen Kelly, Su Fei Koo
                                       Telephone:  (310) 788-7110, 788-7107
                                       Facsimile:  (310) 551-1537
                                       Telex:      188273

Lead Managers:                         THE ASAHI BANK, LTD.,
                                         LOS ANGELES AGENCY

                                        By:  /s/ Jun Kosuge
                                             ----------------------------------
                                        Name:  JUN KOSUGE
                                        Title:  Senior Deputy General Manager

                                        635 West 7th Street
                                        Los Angeles, California  90017

                                        Attention:  Tsuyoshi Sakai
                                        Telephone:  (213) 626-6266
                                        Facsimile:  (213) 620-1564
                                        Telex:      67256

                                       BAYERISCHE LANDESBANK GIROZENTRALE,
                                         CAYMAN ISLANDS BRANCH

                                       By:  /s/ Wilfried Freudenberger
                                            -----------------------------------
                                       Name:  WILFRIED FREUDENBERGER
                                       Title:  Executive Vice President and
                                               General Manager

                                       By:  /s/ Peter Obermann
                                            -----------------------------------
                                       Name:  PETER OBERMANN
                                       Title:  Senior Vice President and
                                               Manager Lending Division

                                       560 Lexington Avenue
                                       17th Floor
                                       New York, New York  10022

                                       Attention:  Sean O'Sullivan
                                       Telephone:  (212) 310-9913
                                       Facsimile:  (212) 310-9868
                                       Telex:      TRT 177130


                                       DG BANK DEUTSCHE
                                         GENOSSENSCHAFTSBANK

                                       By:  /s/ Robert B. Herber
                                            -----------------------------------
                                       Name:  ROBERT B. HERBER
                                       Title:  Vice President

                                       By:  /s/ Pamela D. Ingram
                                            -----------------------------------
                                       Name:  PAMELA D. INGRAM
                                       Title:  Assistant Vice President

                                       609 Fifth Avenue
                                       New York, New York 10017-1021

                                       Attention:  Robert B. Herber
                                       Telephone:  (212) 745-1581
                                       Facsimile:  (212) 745-1556
                                       Telex:      234476/666755 MCI

                                       KREDIETBANK NV

                                       By:  /s/ Robert Snauffer
                                            -----------------------------------
                                       Name:  ROBERT SNAUFFER
                                       Title:  Vice President

                                       By:  /s/ Armen Karozichian
                                            -----------------------------------
                                       Name:  ARMEN KAROZICHIAN
                                       Title:  Vice President

                                       125 West 55th Street
                                       10th Floor
                                       New York, New York  10019

                                       Attention:  Roxanne Cheng - CA
                                       Telephone:  (213) 624-0401
                                       Facsimile:  (213) 629-5801

                                       Attention:  Robert Snauffer - NY
                                       Telephone:  (212) 541-0700
                                       Facsimile:  (212) 956-5580


                                       THE MITSUI TRUST & BANKING COMPANY,
                                         LIMITED, LOS ANGELES AGENCY

                                       By:  /s/ Ken Takahashi
                                            -----------------------------------
                                       Name:  KEN TAKAHASHI
                                       Title:  General Manager and Agent

                                       611 West 6th Street
                                       Suite 3800
                                       Los Angeles, California  90017

                                       Attention:  Michael Testa
                                       Telephone:  (213) 614-7155
                                       Facsimile:  (213) 622-0378

                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK AND
                                         CAYMAN ISLANDS BRANCHES

                                       By:  /s/ Kenneth R. Crespo
                                            -----------------------------------
                                       Name:  KENNETH R. CRESPO
                                       Title:  Vice President

                                       By:  /s/ Laura Spichiger
                                            -----------------------------------
                                       Name:  LAURA SPICHIGER
                                       Title:  Associate

                                       1211 Avenue of the Americas
                                       24th Floor
                                       New York, New York  10036

                                       Attention:  Laura Spichiger
                                       Telephone:  (212) 852-6012
                                       Facsimile:  (212) 852-6148

Managers:                              BANCA NAZIONALE DEL LAVORO,
                                         S.p.A. -  NEW YORK BRANCH

                                       By:  /s/ Carlo Vecchi
                                            -----------------------------------
                                       Name:  CARLO VECCHI
                                       Title:  Senior Vice President

                                       By:  /s/ Giulio Giovine
                                            -----------------------------------
                                       Name:  GIULIO GIOVINE
                                       Title:  Vice President

                                       25 West 51st Street
                                       New York, New York  10019

                                       Attention:  Adolph Mascari
                                       Telephone:  (212) 581-0710
                                       Facsimile:  (212) 765-2978
                                       Telex:      62840

                                       BANCO CENTRAL HISPANOAMERICANO,
                                         SAN FRANCISCO AGENCY

                                       By:  /s/ G. Innerarity
                                            -----------------------------------
                                       Name:  G. INNERARITY
                                       Title:  Senior Vice President and
                                               General Manager

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                       100 Pine Street, Suite 2950
                                       San Francisco, California  94111

                                       Attention:  Fernando Laseca
                                       Telephone:  (415) 398-6333
                                       Facsimile:  (415) 398-3173
                                       Telex:      470598 CENT SF

                                       BANCO DI NAPOLI S.p.A.

                                       By:  /s/ Claude P. Mapes
                                            -----------------------------------
                                       Name:  CLAUDE P. MAPES
                                       Title:  First Vice President

                                       By:  /s/ Vito Spada
                                            -----------------------------------
                                       Name:  VITO SPADA
                                       Title:  Executive Vice President

                                       4 East 54th Street
                                       New York, New York  10022

                                       Attention:  Claude P. Mapes
                                       Telephone:  (212) 872-2435
                                       Facsimile:  (212) 872-2426
                                       Telex:      420634

                                       BANK OF HAWAII

                                       By:  /s/ D. Edward Wohlleb
                                            -----------------------------------
                                       Name:  D. EDWARD WOHLLEB
                                       Title:  Vice President

                                       130 Merchant Street
                                       20th Floor
                                       Honolulu, Hawaii  96813

                                       Attention:  Curtis W. Chinn
                                       Telephone:  (808) 537-8433
                                       Facsimile:  (808) 537-8301
                                       Telex:      7238434


                                       BANQUE NATIONALE DE PARIS

                                       By:  /s/ Clive Bettles
                                            -----------------------------------
                                       Name:  CLIVE BETTLES
                                       Title:  Senior Vice President and
                                               Manager

                                       By:  /s/ Tjalling Terpstra
                                            -----------------------------------
                                       Name:  TJALLING TERPSTRA
                                       Title:  Vice President

                                       725 South Figueroa Street
                                       Suite 2090
                                       Los Angeles, California  90017

                                       Attention:  Tjalling Terpstra
                                       Telephone:  (213) 488-9120
                                       Facsimile:  (213) 488-9602
                                       Telex:      6734168 BNPLA


                                       BARCLAYS BANK PLC

                                       By:  /s/ Francis C. Constantinople
                                            -----------------------------------
                                       Name:  FRANCIS C. CONSTANTINOPLE
                                       Title:  Director

                                       222 Broadway
                                       New York, New York  10038

                                       Attention:  Frank Constantinople
                                       Telephone:  (212) 412-7634
                                       Facsimile:  (212) 412-5610

                                          CIBC, INC.

                                          By:  /s/ Stephen D. Reynolds
                                               ---------------------------------
                                          Name:  STEPHEN D. REYNOLDS
                                          Title:  Director

                                          425 Lexington Avenue
                                          New York, New York  10017

                                          Attention:  Stephen D. Reynolds
                                          Telephone:  (212) 856-3566
                                          Facsimile:  (212) 856-3613


                                          CREDIT SUISSE

                                          By:  /s/ Marilou Palenzuela
                                               ---------------------------------
                                          Name:  MARILOU PALENZUELA
                                          Title:  Member of Senior Management

                                          By:  /s/ Mark A. Sampson
                                               ---------------------------------
                                          Name:  MARK A. SAMPSON
                                          Title:  Associate

                                          633 West 5th Street, 64th Floor
                                          Los Angeles, CA  90071

                                          Attention:  Mark Sampson
                                          Telephone:  (213) 955-8200
                                          Facsimile:  (213) 955-8245


                                          FIRST HAWAIIAN BANK

                                          By:  /s/ Robert M. Wheeler, III
                                               ---------------------------------
                                          Name:  ROBERT M. WHEELER, III
                                          Title:  Vice President

                                          1132 Bishop Street
                                          19th Floor
                                          Honolulu, Hawaii  96813

                                          Attention:  Robert M. Wheeler, III
                                          Telephone:  (808) 525-6367
                                          Facsimile:  (808) 525-6372
                                          Telex:      7238329

                                          FIRST UNION NATIONAL BANK
                                            OF NORTH CAROLINA

                                          By:  /s/ Judy Flukinger
                                               ---------------------------------
                                          Name:  JUDY FLUKINGER
                                          Title:  Vice President

                                          One First Union Center
                                          301 South College Street
                                          Charlotte, North Carolina 28202-0745

                                          Attention:  John E. Reid
                                          Telephone:  (704) 383-1385
                                          Facsimile:  (704) 374-2802
                                          Telex:      684-3115


                                          THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, LOS ANGELES AGENCY

                                          By:  /s/ Toshinari Iyoda
                                               ---------------------------------
                                          Name:  TOSHINARI IYODA
                                          Title:  Senior Vice President

                                          350 South Grand Avenue
                                          Suite 1500
                                          Los Angeles, California  90071

                                          Attention:  Craig Papayania
                                          Telephone:  (213) 893-6441
                                          Facsimile:  (213) 488-9840
                                          Telex:      6831123

                                          ISTITUTO BANCARIO SAN PAOLO
                                            DI TORINO S.p.A.

                                          By:  /s/ Donald W. Brown
                                               ---------------------------------
                                          Name:  DONALD W. BROWN
                                          Title:  Branch Manager

                                          By:  /s/ Glen Binder
                                               ---------------------------------
                                          Name:  GLEN BINDER
                                          Title:  Vice President

                                          444 South Flower Street, Suite 4550
                                          Los Angeles, California  90071

                                          Attention:  Glen Binder
                                          Telephone:  (213) 489-3100
                                          Facsimile:  (213) 622-2514
                                          Telex:      220045


                                          PNC BANK, NATIONAL ASSOCIATION

                                          By:  /s/ Kirk Seagers
                                               ---------------------------------
                                          Name:  KIRK SEAGERS
                                          Title:  Assistant Vice President

                                          Broad & Chestnut Streets
                                          13th Floor
                                          Philadelphia, PA  19101

                                          Attention:  Kirk Seagers
                                          Telephone:  (215) 585-5081
                                          Facsimile:  (215) 585-7615


                                          THE TOKAI BANK, LTD.
                                            LOS ANGELES AGENCY

                                          By:  /s/ Masahiko Saito
                                               ---------------------------------
                                          Name:  MASAHIKO SAITO
                                          Title:  Assistant General Manager

                                          300 South Grand Avenue
                                          Los Angeles, CA  90071

                                          Attention:  Kenji Oshigane
                                          Telephone:  (213) 972-0200, ext. 8451
                                          Facsimile:  (213) 689-3200

                                          THE TOYO TRUST & BANKING CO., LTD.,
                                            LOS ANGELES AGENCY

                                          By:  /s/ Kenji Fujikawa
                                               ---------------------------------
                                          Name:  KENJI FUJIKAWA
                                          Title:  General Manager

                                          444 South Flower Street, Suite 1550
                                          Los Angeles, California  90071

                                          Attention:  Steven K. Rubinstein
                                          Telephone:  (213) 624-2424
                                          Facsimile:  (213) 624-5874
                                          Telex:      215288

Participants:                             THE BANK OF CALIFORNIA, N.A.

                                          By:  /s/ Robert J. Vernagallo
                                               ---------------------------------
                                          Name:  ROBERT J. VERNAGALLO
                                          Title:  Vice President

                                          400 California Street
                                          San Francisco, CA  94104

                                          Attention:  Robert J. Vernagallo
                                          Telephone:  (415) 765-2614
                                          Facsimile:  (415) 765-2634


                                          CITICORP USA, INC.

                                          By:  /s/ Stephen P. Zwick
                                               ---------------------------------
                                          Name:  STEPHEN P. ZWICK
                                          Title:  Vice President

                                          399 Park Avenue
                                          12th Floor
                                          New York, New York  10043

                                          Attention:  Peter Bickford
                                          Telephone:  (212) 559-8146
                                          Facsimile:  (212) 935-4285

                                  SCHEDULE I

                               SCHEDULE OF BANKS

Bank                                                                  Commitment
----                                                                  ----------
                                                                    (in millions)

Union Bank of Switzerland............................................   $ 68.75
Commerzbank Aktiengesellschaft.......................................     62.50
Bayerische Hypotheken-und Wechsel-Bank
 Aktiengesellschaft..................................................     59.25
The Bank of New York.................................................     46.00
The Bank of Nova Scotia..............................................     46.00
The Bank of Tokyo, Limited...........................................     46.00
The Chase Manhattan Bank, N.A........................................     46.00
Deutsche Bank AG.....................................................     46.00
Dresdner Bank AG.....................................................     46.00
The Fuji Bank, Limited...............................................     46.00
Societe Generale.....................................................     46.00
Chemical Bank........................................................     43.50
The Dai-Ichi Kangyo Bank, Ltd........................................     43.50
First Interstate Bank of California..................................     43.50
The Sakura Bank, Ltd.................................................     43.50
The Sanwa Bank, Limited..............................................     43.50
Royal Bank of Canada.................................................     37.50
Westdeutsche Landesbank Girozentrale.................................     37.50
The Asahi Bank, Ltd..................................................     30.00
Kredietbank NV.......................................................     30.00
Banco di Napoli S.p.A................................................     24.00
Banca Nazionale del Lavoro, S.p.A....................................     22.50
Bayerische Landesbank Girozentrale...................................     22.50
The Mitsui Trust & Banking Company, Limited..........................     22.50
Banque Nationale de Paris............................................     21.00
Banco Central Hispanoamericano.......................................     18.75
Bank of Hawaii.......................................................     18.75
First Hawaiian Bank..................................................     18.75
Istituto Bancario San Paolo di Torino S.p.A..........................     18.75
The Toyo Trust & Banking Co., Ltd....................................     18.00
Barclays Bank PLC....................................................     15.00
CIBC, Inc............................................................     15.00
Credit Suisse........................................................     15.00
DG Bank Deutsche Genossenschaftsbank.................................     15.00
First Union National Bank of North Carolina..........................     15.00
The Industrial Bank of Japan, Limited................................     15.00
PNC Bank, National Association.......................................     15.00
Citicorp USA, Inc....................................................     11.25
The Tokai Bank, Ltd..................................................     11.25
The Bank of California, N.A..........................................      6.00

                                  SCHEDULE II

                               FEES AND MARGINS
                               (IN BASIS POINTS)

========================================================================================================
 UNSUBORDINATED UNSECURED      AA3/AA-        A2/A OR     A3/A-/(1)/     BAA2/BBB        BAA3/BBB-
 LONG-TERM DEBT RATINGS     OR HIGHER/(1)/   HIGHER BUT                  OR HIGHER     OR BELOW/(1)/
                                             LOWER THAN                  BUT LOWER
                                            AA3/AA-/(1)/              THAN A3/A-/(1)/
--------------------------------------------------------------------------------------------------------
 Facility Fee                   9.00            10.00        12.50          25.00           37.50

--------------------------------------------------------------------------------------------------------
 Margins:
    LIBOR                      21.00            25.00        30.00          45.00           60.00
    CD                         33.50            37.50        42.50          57.50           72.50
    Base                          --               --           --             --              --
                          ------------------------------------------------------------------------------
 Competitive Bid Option                               As Bid by the Banks
--------------------------------------------------------------------------------------------------------
 Utilization Fee:
    Borrowing/(2)/              5.00             5.00         5.00           5.00            5.00
========================================================================================================

(1) In determining the applicable fees or rate margin, the effective date of any fee or margin change shall be the date on which either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. announces a change in the rating of the Company's Unsubordinated Unsecured Long-Term Debt, if such change results in a change in any applicable fee or rate margin. In the event of a split rating as between Standard & Poor's Ratings Group and Moody's Investors Service, Inc., the lower rating shall apply.

(2) Applicable when the aggregate amount of Committed Loans outstanding is greater than 50% of the Aggregate Commitments.

                                   Exhibit A

                                    FORM OF
                      NOTICE OF COMPETITIVE BID BORROWING

                                            ________________, ____

Union Bank of Switzerland, as Agent
299 Park Avenue
New York, New York  10171-0026

Attention:  James Broadus

Ladies and Gentlemen:

          This instrument constitutes a Notice of Competitive Bid Borrowing under, and as defined by, the $1,250,000,000 Revolving Credit Agreement, dated as of January 19, 1996 (as amended, modified or supplemented, the "Credit Agreement"), among International Lease Finance Corporation (the "Company"), Union Bank of Switzerland, in its individual corporate capacity and as Agent, and certain financial institutions referred to therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

          The Company hereby requests (a) Bid Loan(s), subject to the terms of the Credit Agreement, as follows:

     (a)  Funding Date:  ________________, ____.

     (b)  Aggregate principal amount of Bid Loans requested: $____________.

     (c)  Loan Period(s):/*/

Absolute Rate Loans:   ___ days    ___ days    ___ days

LIBOR Rate Loans:       __ months   __ months   __ months

     (d)  Account of the Company to be credited:  __________



___________________

/*/ The Company may select up to three loan periods per Notice of Competitive Bid Borrowing.

          The officer of the Company signing this Notice of Competitive Bid Borrowing hereby certifies that the following statements are true on the date hereof and will be true on the proposed Funding Date:

     (a) Before and after giving effect to the Bid Loans requested hereby, no Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall result from the making of such Loan; and

     (b) Before and after giving effect to the Bid Loans requested hereby, the representations and warranties set forth in Section 8 of the Credit
                                                      ---------
          Agreement shall be true and correct in all material respects as of the date of such requested Loans with the same effect as though made on the date of such Bid Loans.

                                          Very truly yours,

                                          INTERNATIONAL LEASE FINANCE
                                            CORPORATION


                                          By:_________________________
                                          Its:________________________

                                   Exhibit B

                                    FORM OF
                            BID FROM [Name of Bank]

                         (Contact Person:___________)

                                             ______________, ____

Union Bank of Switzerland, as Agent
299 Park Avenue
New York, New York  10171-0026


Attention:  James Broadus

Ladies and Gentlemen:

          This instrument constitutes a Bid under, and as defined by, the $1,250,000,000 Revolving Credit Agreement, dated as of January 19, 1996 (as amended, modified or supplemented, the "Credit Agreement"), among International Lease Finance Corporation (the "Company"), Union Bank of Switzerland in its individual capacity and as Agent, and certain financial institutions referred to therein, including the undersigned. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

          (1) The Company's related Notice of Competitive Bid Borrowing, dated _____________, ____, inviting this Bid has requested a Bid Loan, subject to the terms and conditions of the Credit Agreement, in the aggregate principal amount of $____________ with a Funding Date of _______________,
     ____.

          (2) The undersigned hereby offers to make the following Bid Loan(s) on the Funding Date:/*/



____________________

/*/  $10,000,000 or a higher integral multiple of $1,000,000.

(a)  Loan Period of      ___ days       ___ months

-------------------------------------------------------------------------
               Principal Amount                      Interest Rate or

          Minimum             Maximum                  LIBOR + Margin
                                                             -
-------------------------------------------------------------------------
1.         $/*/                $/*/                         /**/
2.         $/*/                $/*/                         /**/
3.         $/*/                $/*/                         /**/
4.         $/*/                $/*/                         /**/

          (3)  The undersigned's lending office for the proposed Bid Loan is
________________________.

          (4) The undersigned acknowledges that the offer(s) set forth above, subject to the satisfaction of the applicable conditions precedent set forth in the Credit Agreement, irrevocably obligate(s) the undersigned to make the Bid Loan(s) for which any offer(s) are accepted, in whole or in part, in accordance with the terms of the Credit Agreement.

                                          Very truly yours,


                                          [NAME OF BANK]


                                          By:_________________________
                                          Its:________________________


_____________________

/*/ $10,000,000 or a higher integral multiple of $1,000,000 for each interest rate (i.e., Portion) for each Loan Period.

/**/ Specify the interest rate per annum (expressed as a percentage to four decimal places) in the case of an Absolute Rate Loan and the margin above or below LIBOR in the case of a LIBOR Rate Loan.

                                   Exhibit C

                                    FORM OF
                            COMMITTED LOAN REQUEST

                                           ________________, ____


Union Bank of Switzerland, as Agent
299 Park Avenue
New York, New York  10171-0026

Attention:  James Broadus

Ladies and Gentlemen:

          This constitutes a Committed Loan Request under, and as defined by, the $1,250,000,000 Revolving Credit Agreement, dated as of January 19, 1996 (as amended, modified or supplemented, the "Credit Agreement"), among International Lease Finance Corporation (the "Company"), Union Bank of Switzerland, in its individual capacity and as Agent, and certain financial institutions referred to therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

          The Company hereby requests that the Banks make Committed Loans to it, subject to the terms and conditions of the Credit Agreement, as follows:

          (a)  Funding Date:  ______________, ____.

          (b)  Aggregate principal amount of Committed Loans requested:
               $_____________.

          (c)  Loan Period:  _____________.

          (e)  Type of Loans: [LIBOR Rate Loans] [Base Rate Loans] [CD Rate
               Loans]

          The officer of the Company signing this Committed Loan Request hereby certifies that:

     (a) Before and after giving effect to the Committed Loans requested hereby, no Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall result from the making of such Loans;

     (b) Before and after giving effect to the Loans requested hereby, the representations and warranties set forth in Section 8 of the Credit Agreement shall be
                                  ---------
          true and correct in all material respects with the same effect as though made on the date of such Loans; and

     (c) After the making of the Loans requested hereby, the aggregate principal amount of all outstanding Loans will not exceed the Aggregate Commitment.

                                          Very truly yours,

                                          INTERNATIONAL LEASE FINANCE
                                            CORPORATION


                                          By:_________________________
                                          Its:________________________

                                   Exhibit D

                               FORM OF BID NOTE


$1,250,000,000                                              January 19, 1996

          International Lease Finance Corporation, a California corporation (the "Company"), for value received, hereby promises to pay to the order of [NAME OF BANK] (the "Bank"), at the New York branch office of Union Bank of Switzerland, as Agent (the "Agent"), at 299 Park Avenue, New York, New York 10171-0026 on January 19, 2001, or at such other place, to such other person or at such other time and date as provided for in the $1,250,000,000 Revolving Credit Agreement (as amended, modified or supplemented, the "Credit Agreement"), dated as of January 19, 1996, among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States, the principal sum of $1,250,000,000 Dollars or, if less, the aggregate unpaid principal amount of all Bid Loans made by the Bank to the Company pursuant to the Credit Agreement.
This Bid Note shall bear interest as set forth in the Credit Agreement for Bid Borrowings (as defined in the Credit Agreement).

          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

          This Note is one of the Bid Notes referred to in the Credit Agreement. This Note is subject to prepayment in whole or in part, and the maturity of this
Note is subject to acceleration, upon the terms provided in the Credit
Agreement.

          This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without reference to principles of conflicts of law.

          All Bid Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all Bid Loans made by the Bank pursuant to the Credit Agreement.

                                         INTERNATIONAL LEASE FINANCE CORPORATION



                                         By_____________________________________
                                           Title:

                      Bid Loans and Payments of Principal
                      -----------------------------------

                                                                                  Name of
          Principal                                      Amount of   Unpaid       Person
Funding   Amount     Interest     Interest    Loan       Principal   Principal    Making
Date      of Loan    Method       Rate        Period     Paid        Balance      Notation
-------   ---------  --------     --------    ------     ---------   ---------    --------

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

                                   Exhibit E

                            FORM OF COMMITTED NOTE

$_______________                                                January 19, 1996

          International Lease Finance Corporation, a California corporation (the "Company"), for value received, hereby promises to pay to the order of [NAME OF BANK] (the "Bank"), at the New York branch office of Union Bank of Switzerland, as Agent (the "Agent"), at 299 Park Avenue, New York, New York 10171-0026 on January 19, 2001, or at such other place, to such other person or at such other time and date as provided for in the $1,250,000,000 Revolving Credit Agreement (as amended, modified or supplemented, the "Credit Agreement"), dated as of January 19, 1996, among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States, the principal sum of $_________ Dollars or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the Credit Agreement. This Committed Note shall bear interest as set forth in the Credit Agreement for Base Rate Loans, CD Rate Loans and LIBOR Rate Loans (as defined in the Credit Agreement), as the case may be.

          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

          This Note is one of the Committed Notes referred to in the Credit Agreement. This Note is subject to prepayment in whole or in part, and the maturity of this Note is subject to acceleration, upon the terms provided in the Credit Agreement.

          This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without reference to principles of conflicts of law.

          All Committed Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all Committed Loans made by the Bank pursuant to the Credit Agreement.

                                         INTERNATIONAL LEASE FINANCE CORPORATION

                                         By_____________________________________
                                           Title:

                   Committed Loans and Payments of Principal
                   -----------------------------------------

                                                                                  Name of
          Principal                                      Amount of   Unpaid       Person
Funding   Amount     Interest     Interest    Loan       Principal   Principal    Making
Date      of Loan    Method       Rate        Period     Paid        Balance      Notation
-------   ---------  --------     --------    ------     ---------   ---------    --------

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

                                   Exhibit F

                        FIXED CHARGE COVERAGE RATIO/*/
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                 12 Months Ended
                                               September 30, 1995
                                             (Dollars in thousands)
                                          ---------------------------
Earnings
 Net Income..............................                $185,162
 Add:
   Provision for income taxes............                 110,732
   Fixed charges.........................                 558,401
 Less:
   Capitalized interest..................                 (51,823)
                                                 -----------------

 Earnings as adjusted (A)................                 802,472
                                                 =================

 Preferred dividend requirements.........                $ 11,428
   Ratio of income before provision for
     income taxes to net income..........                     156%
                                                 -----------------

 Preferred dividend factor on
   pretax basis..........................                  17,866


 Fixed charges
   Interest expense......................                 506,578
   Capitalized interest..................                  51,823
   Estimate of minimum rents under
     operating leases representing the
     interest factor.....................                       0


 Fixed charges as adjusted...............                 558,401
                                                 -----------------

 Fixed charges and preferred
   stock dividends (B)...................                $576,267
                                                 =================

Ratio of earnings to fixed charges and
 preferred stock dividends ((A) divided
 by (B))*................................            1.39 to 1.00
                                                 =================

     ___________________

     /*/  As calculated pursuant to Section 9.11 and the definition of Fixed
                                    ------------
          Charge Coverage Ratio set forth in Section 1.2.
                                             -----------

                                   Exhibit G



                                                                January 19, 1996



To the Financial Institutions and
  the Agent Referred to Below
c/o Union Bank of Switzerland
444 South Flower Street
Suite 4600
Los Angeles, California 90071

Ladies and Gentlemen:

          We have acted as special counsel for International Lease Finance Corporation (the "Company") in connection with a $1,250,000,000 Revolving Credit Agreement and a $1,000,000,000 Revolving Credit Agreement, in each case dated as of January 19, 1996 among the Company, Union Bank of Switzerland acting through its Los Angeles Branch, in its individual capacity and as Agent, and certain financial institutions ("Banks") signatory thereto (collectively, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

          In our capacity as such counsel, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. We have been furnished, and have relied upon, certificates of officers of the Company with respect to certain factual matters regarding the Company. As to matters of fact, we have also relied on the representations and warranties made by the Company in the Credit Agreement. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

          Except with respect to the Company and its Subsidiaries, in our review and examination we have assumed the authenticity of documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as conformed or photostatic copies. For the purpose of the opinions hereinafter expressed, we have assumed the due execution and delivery, pursuant to due authorization, of each document referred to in this opinion by each party thereto other than the Company and its subsidiaries, that each document constitutes the legally valid and binding obligation of each such other party and that such other person is duly organized, validly

The Banks and the Agent                                                      -2-


existing and in good standing under the laws of its jurisdiction of organization.

          We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of only United States federal law and the laws of the State of California.

          Upon the basis of the foregoing, we are of the opinion that:

          1. Each of the Company and Interlease Management Corporation, Interlease Aviation Corporation, Atlantic International Aviation Holdings, Inc., Aircraft SPC-1, Inc., Aircraft SPC-2, Inc. and ILFC Aircraft Holding Corporation has been duly incorporated and is existing and in good standing under the laws of the State of California.

          2. The Company has the corporate power to own its properties and conduct its business as described in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1994.

          3. The Company has the corporate power and corporate authority to enter into the Credit Agreement, to make the borrowings under the Credit Agreement, to execute and deliver the Notes and to incur the obligations provided for therein, all of which have been duly authorized by all necessary corporate action on the part of the Company.

          4. No authorizations, consents, approvals, registrations, filings and licenses with or from any California or federal court or governmental agency or body are necessary for the borrowing, the execution and delivery of the Credit Agreement and the Notes, and the performance by the Company of its obligations thereunder and under the Notes.

          5. The Credit Agreement and the Notes have been duly executed and delivered by the Company and constitute the legally valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

          6. Neither the execution and delivery of the Credit Agreement by the Company, nor the performance thereof by the Company on or prior to the date hereof nor the payment of the Notes violates the Articles of Incorporation or Bylaws of the

The Banks and the Agent                                                      -3-


Company, breaches or results in a default under any of the agreements, instruments, contracts, orders, injunctions or judgments identified to us in an officer's certificate of the Company (a copy of which is being delivered to you concurrently herewith) as agreements, instruments, contracts, orders, injunctions or judgments binding on the Company or by which its assets are bound which have provisions relating to the issuance by the Company of debt and which the breach of, or default under, would have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, or violates any present federal or California statute, rule or regulation binding on the Company or its assets.

          7. The making of the Loans and the use of the proceeds thereof as provided in the Credit Agreement will not violate Regulation U, G, T or X of the Board of Governors of the Federal Reserve System.

          8. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Our opinions in paragraph 5 above as to the validity, binding effect or enforceability of the Credit Agreement and the Notes are subject to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          Our opinions rendered in paragraphs 4 and 6 above are based upon our review only of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Credit Agreement and the Notes.

          In rendering our opinions in paragraph 4 above, we have assumed that each Bank is a sophisticated financial institution capable of evaluating the merits and risks relating to the Notes, and that each Bank has been provided access to such information relating to the Company as such Bank has requested.

          Except as expressly set forth in paragraph 7 above, we are not expressing any opinion as to the effect of the Agent's or any Bank's compliance with any state or federal laws or regulations applicable to the transactions contemplated by the

The Banks and the Agent                                                      -4-


Company because of the nature of the Agent's or any Bank's business.

          This opinion is furnished to you in connection with the Company's execution and delivery of the Credit Agreement, is solely for your benefit and the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person, without our prior written consent.


                                                  Very truly yours,

                                   Exhibit H


                                                                January 19, 1996



To the Financial Institutions and
  the Agent Referred to Below
c/o Union Bank of Switzerland
444 South Flower Street
Suite 4600
Los Angeles, California 90071


Ladies and Gentlemen:

          I am General Counsel for International Lease Finance Corporation (the "Company") and am rendering this opinion in connection with a $1,250,000,000 Revolving Credit Agreement and a $1,000,000,000 Revolving Credit Agreement, in each case dated as of January 19, 1996 among the Company, Union Bank of Switzerland acting through its Los Angeles Branch, in its individual capacity and as Agent, and certain financial institutions ("Banks") signatory thereto (collectively, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

          I have examined originals, or copies certified or otherwise identified to my satisfaction as being true copies, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I am opining herein as to the effect on the subject transactions of only United States federal law and the laws of the State of California.

          Upon the basis of the foregoing, I am of the opinion that:

          1. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires it to be so qualified; provided, however, that the Company may not be so
                       --------  -------
qualified in certain jurisdictions, the effect of which would not have a Material Adverse Effect on the Company.

          2. To the best of my knowledge, Interlease Aviation Corporation, ILFC Aircraft Holding Corporation, Interlease Management Corporation, Aircraft SPC-1, Inc., Aircraft SPC-2,

The Banks and the Agent                                                      -2-

Inc. and Atlantic International Aviation Holdings, Inc., a wholly owned subsidiary of Interlease Management Corporation, are the only domestic Subsidiaries of the Company.

          3. No Subsidiary of the Company nor all of the Subsidiaries of the Company taken as a whole is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

          4. There is no pending or, to the best of my knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries which, individually or in the aggregate, would have a Material Adverse effect on the Company and its Subsidiaries taken as a whole.

          This opinion is furnished to you in connection with the Company's execution and delivery of the Credit Agreement, is solely for your benefit and the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person without my prior written consent.

                                                  Very truly yours,



                                                  Julie I. Sackman
                                                  General Counsel

                                   Exhibit I

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

          AGREEMENT dated as of ____________________, ____ between [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee").


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $1,250,000,000 Revolving Credit Agreement dated as of January 19, 1996 (the "Credit Agreement") among International Lease Finance Corporation (the "Company"), the Assignor and Union Bank of Switzerland, in its individual corporate capacity and as Agent (the "Agent"), and certain financial institutions referred to therein;

          WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans in an aggregate principal amount at any time outstanding not to exceed $___________;

          WHEREAS, Committed Loans and Bid Loans made by the Assignor under the Credit Agreement in the respective aggregate principal amounts of $____________ and $____________ are outstanding at the date hereof; and

          WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its
Commitment thereunder in an amount equal to $    /*/     (the "Assigned Amount")
                                             ----------
together with $   /*/    aggregate principal amount outstanding of Committed
               ---------
Loans and $  /**/   aggregate principal amount outstanding of Bid Loans
           --------
(collectively, the "Assigned Loans"), and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on the terms set forth in the Credit Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

____________________

/*/  See Section 13.4.1 for minimum requirements.
         --------------
/**/ Assignment of Bid Loans is optional.

          SECTION 1.  Definitions.  All capitalized terms not otherwise defined
                      -----------
herein shall have the respective meanings set forth in the Credit Agreement.

          SECTION 2.  Assignment.  The Assignor hereby assigns and sells to the
                      ----------
Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount and the Assigned Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount and the Assigned Loans. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Agent and the payment of the amounts specified in
Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3.  Payments.  As consideration for the assignment and sale
                      --------
contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $_________/*/. It is understood that facility fees and utilization fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.


____________________

/*/ Amount should combine principal and face together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

          SECTION 4.  Consent of the Company and the Agent. This Agreement is
                      ------------------------------------
conditioned upon the consent of the Company and the Agent pursuant to Section
                                                                      -------
13.8 of the Credit Agreement.  The execution of this Agreement by the Company
----
and the Agent is evidence of this consent.  Pursuant to Section 13.8 the Company
                                                        ------------
agrees to execute and deliver a Bid Note and a Committed Note, each payable to the order of the Assignee and evidencing the assignment and assumption provided for herein. The Company also agrees to execute replacement Notes in favor of the Assignor if the Assignor has retained any Commitment.

          SECTION 5.  Non-Reliance on Assignor. The Assignor makes no
                      ------------------------
representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the validity and enforceability of the obligations of the Company in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company.

          SECTION 6.  Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of California.

          SECTION 7.  Counterparts.  This Agreement may be signed in any number
                      ------------
of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          [ASSIGNOR]


                                          By________________________________
                                            Title:


                                          [ASSIGNEE]


                                          By________________________________
                                            Title:

Consented, and with
respect to Section 4,
agreed:

INTERNATIONAL LEASE FINANCE
  CORPORATION


By____________________________
  Title:


Consented:

UNION BANK OF SWITZERLAND,
  as Agent


By____________________________
  Title:


By____________________________
  Title:

                                   Exhibit J

                       FORM OF REQUEST FOR EXTENSION OF
                               TERMINATION DATE


                            ________________, ____

[ADDRESSED TO EACH BANK] [ADDRESSED TO THE AGENT]

Attention:

Ladies and Gentlemen:

          This instrument constitutes [a notice to the Agent of] a request for the extension of the Termination Date pursuant to Section 13.8 of the
                                                  ------------
$1,250,000,000 Revolving Credit Agreement, dated as of January 19, 1996 (as amended, modified or supplemented, the "Credit Agreement"), among International Lease Finance Corporation (the "Company"), Union Bank of Switzerland, in its individual corporate capacity and as Agent, and certain financial institutions referred to therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

          The Company [hereby requests that you extend your] [has sent a letter to each Bank that is now a party to the Credit Agreement asking such Bank to extend its] now scheduled Termination Date under the Credit Agreement by one calendar year.

          The officer of the Company signing this instrument hereby certifies that:

     (a) Before and after giving effect to the extension of the Termination Date requested hereby, no Event of Default or Unmatured Event of Default shall have occurred and be continuing [and all Loans payable prior to the date hereof shall have been paid in full]; and

     (b) Before and after giving effect to the extension of the Termination Date requested hereby, the representations and warranties set forth in Section 8
                                                                       ---------
of the Credit Agreement shall be true and correct in all material respects with the same effect as though made on the date hereof.

                                          Very truly yours,

                                          INTERNATIONAL LEASE FINANCE
                                            CORPORATION


                                          By:_________________________
                                          Its:________________________



Confirmed and accepted, subject to the
terms and conditions of the Credit
Agreement, as of the date first above
written:

[NAME OF BANK]


By:____________________________
Its: